AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 24, 1998

SECURITIES ACT REGISTRATION NO. 333-63145
INVESTMENT COMPANY ACT FILE NO. 811-08991

--------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                --------------
                                    FORM N-2

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] PRE-EFFECTIVE AMENDMENT NO. 2
[_] POST-EFFECTIVE AMENDMENT NO.
                                      AND

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] AMENDMENT NO. 2

                         THE BLACKROCK HIGH YIELD TRUST
               (Exact name of Registrant as specified in charter)
                    C/O BLACKROCK FINANCIAL MANAGEMENT, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                    (Address of principal executive offices)

                                 (800) 227-7236
              (Registrant's Telephone Number, including Area Code)

                              RALPH L. SCHLOSSTEIN
                                   PRESIDENT
                         THE BLACKROCK HIGH YIELD TRUST
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                    (Name and address of Agent for Service)

                                WITH A COPY TO:
                                 THOMAS A. HALE
         SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS) AND AFFILIATES
                             333 WEST WACKER DRIVE
                          CHICAGO, ILLINOIS 60606-1285

                                --------------
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

IF ANY SECURITIES ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS IN RELIANCE ON RULE 415 UNDER THE SECURITIES ACT OF 1933, OTHER THAN SECURITIES OFFERED IN CONNECTION WITH A DIVIDEND REINVESTMENT PLAN, CHECK THE
FOLLOWING BOX . . . . .  [_]

[_] THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT AND THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT
FOR THE SAME OFFERING IS 33-     .

                                --------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------

                                       PROPOSED       PROPOSED
                                       MAXIMUM        MAXIMUM
TITLE OF SECURITIES      AMOUNT BEING  OFFERING PRICE AGGREGATE      AMOUNT OF
BEING REGISTERED         REGISTERED(1) PER SHARE      OFFERING PRICE REGISTRATION FEE(2)
----------------------------------------------------------------------------------------
Shares, no par value.... 4,600,000     $15.00         $58,650,000    $16,305

--------------------------------------------------------------------------------

(1)Includes 600,000 shares which may be purchased by the Underwriters to cover over-allotments, if any.

(2)A fee of $3,054 was paid on September 10, 1998.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8 (A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                        THE BLACKROCK HIGH YIELD TRUST

                             CROSS REFERENCE SHEET

          (Pursuant to Rule 404(c) under the Securities Act of 1933)

                          Parts A & B of Prospectus*

Item  1.  Outside Front Cover........................................... Front Cover Page
Item  2.  Inside Front and Outside Back Cover Page...................... Front Cover Page; Inside
                                                                         Front Cover Page; Outside
                                                                         Back Cover Page
Item  3.  Fee Table and Synopsis........................................ Prospectus Summary; Fee
                                                                         Table
Item  4.  Financial Highlights.......................................... Not Applicable
Item  5.  Plan of Distribution.......................................... Front Cover Page; Prospectus
                                                                         Summary; Distribution
Item  6.  Selling Shareholders.......................................... Not Applicable
Item  7.  Use of Proceeds............................................... Use of Proceeds; Investment
                                                                         Objective and Policies
Item  8.  General Description of the Registrant......................... Front Cover Page; Prospectus
                                                                         Summary; The Trust;
                                                                         Investment Objective and
                                                                         Policies; Risk Factors
Item  9.  Management.................................................... Management of the Trust
Item 10.  Capital Stock, Long-Term Debt, and Other Securities........... Description of the Shares
Item 11.  Defaults and Arrears on Senior Securities..................... Not Applicable
Item 12.  Legal Proceedings............................................. Not Applicable
Item 13.  Table of Contents of the Statement of Additional Information.. Not Applicable
Item 14.  Cover Page.................................................... Not Applicable
Item 15.  Table of Contents............................................. Not Applicable
Item 16.  General Information and History............................... The Trust
Item 17.  Investment Objective and Policies............................. Investment Objective and
                                                                         Policies
Item 18.  Management.................................................... Management of the Trust
Item 19.  Control Persons and Principal Holders of Securities........... Management of the Trust
Item 20.  Investment Advisory and Other Services........................ Management of the Trust
Item 21.  Brokerage Allocation and Other Practices...................... Investment Objective and
                                                                         Policies
Item 22.  Tax Status.................................................... Taxes
Item 23.  Financial Statements.......................................... Statements of Assets and
                                                                         Liabilities

* Pursuant to the General Instructions of Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.        +
+BLACKROCK MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT      +
+FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS          +
+PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN + +OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT +
+PERMITTED.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

PROSPECTUS       SUBJECT TO COMPLETION--NOVEMBER 23, 1998
--------------------------------------------------------------------------------
[LOGO OF BLACKROCK]
                             4,000,000 Shares
                         THE BLACKROCK HIGH YIELD TRUST
--------------------------------------------------------------------------------

The BlackRock High Yield Trust (the "Trust") is a newly-organized closed-end fund. Our objective is to generate high current income and, to a lesser extent, to seek capital appreciation. We will invest our assets primarily in a diversified portfolio of "high-risk, high yield" securities. These are securities, mostly bonds but also preferred stocks, rated lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or not rated by any rating agency but which our investment adviser believes are comparable to securities rated in these categories. The Trust's strategies may result in an above average amount of risk and volatility or loss of principal, and therefore, may increase the risk of loss of your investment in the Trust in comparison to the risk of loss of your investment in The BlackRock 1998 Term Trust or other BlackRock closed-end funds. For example, we may borrow money to purchase additional securities, to try to achieve our objective of high current income. There is, of course, no guarantee that we will achieve our investment objectives.

BlackRock Advisors, Inc. will act as our investment adviser. BlackRock Advisors, Inc. is a global asset management company that manages a broad range of investment products, including a family of open-end funds (i.e., mutual funds) and closed-end funds, for clients worldwide. BlackRock Advisors, Inc. manages client assets totaling approximately $120 billion. One of BlackRock Advisors, Inc.'s affiliates, BlackRock Financial Management, Inc. (or "BlackRock") will handle the day-to-day investment management of the Trust.

By this Prospectus, we are offering Shares of the Trust at a subscription price of $15.00 per Share. BlackRock Advisors, Inc. or one of its affiliates (not the Trust or its investors) will pay the sales load or underwriting commission on the Shares you buy to the Underwriters or other institutions participating in this offering equal to 4.5% of the Subscription Price per Share. The right to request to subscribe for Shares is being offered to a limited number of potential investors. It is being offered to investors who hold shares of The BlackRock 1998 Term Trust as of the close of business on November 12, 1998. The BlackRock 1998 Term Trust is scheduled to liquidate around December 31, 1998 and, in connection with this offering, holders of shares of The BlackRock 1998 Term Trust may use all or a portion of their distribution from the liquidation of The BlackRock 1998 Term Trust to purchase Shares of the Trust. Because it is possible that this liquidating distribution may not be made prior to the payment date for the Shares of the Trust, you should consult with your broker or financial adviser to make sure that you have available sufficient other funds for the purchase of the Shares. We are also offering the right to request to subscribe for Shares to shareholders, as of November 12, 1998, of all other closed-end funds managed by BlackRock and certain other persons. A description of how to purchase and pay for Shares of the Trust in the offering can be found under the heading "Terms of the Offering" on page 55 of this Prospectus. You should know that an investment in the Trust is not comparable or similar to your current investment in The BlackRock 1998 Term Trust or any of the other closed-end funds managed by BlackRock.

Because of the high risk nature of the securities that will be purchased for the Trust's portfolio, an investment in the Shares may not be suitable for the risk tolerance of all investors who own shares of The BlackRock 1998 Term Trust or other BlackRock closed-end funds. Please consult with your broker or financial adviser prior to making your investment decision. The minimum number of Shares you can buy in this offering is 100 Shares (or $1,500). Currently, there is no public market for Shares of the Trust. However, once this offering is over, we will have the Shares listed on the New York Stock Exchange under the symbol "BHY." You should be aware that shares of closed-end funds often have traded at a discount to their net asset values and the Shares of the Trust may likewise trade at such a discount. This public offering is a firm commitment underwriting.

THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 45 OF THIS PROSPECTUS FOR FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH AN INVESTMENT IN THE SHARES OF THE TRUST.

                                                          Per Share Total
   Subscription Price....................................  $15.00   $
   Sales Load............................................    None   None
   Proceeds, before expenses, to the Trust...............  $15.00   $

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

Delivery and payment for the Shares will be on or about December  , 1998.

PRUDENTIAL SECURITIES INCORPORATED
                 MERRILL LYNCH & CO.
                         PAINEWEBBER INCORPORATED
                                                            SALOMON SMITH BARNEY

December  , 1998

(Continued from cover page)

We have granted the Underwriters a 45-day option to purchase up to 600,000 additional Shares, solely to cover over-allotments, which they may exercise up to three times during the 45-day period at the public offering price on the same terms and conditions described herein. Assuming all those additional Shares are purchased by the Underwriters, the total proceeds to the Trust from
the offering would be $   . The Trust will pay offering expenses of $    ($
if the over-allotment option is exercised in full), which will be deducted from the total proceeds of the offering. BlackRock Advisors, Inc. or an affiliate will pay all offering expenses that exceed $0.02 per Share.

This Prospectus provides information about the Trust that you should know before investing in the Trust. You should read this Prospectus carefully and retain it for future reference. The Securities and Exchange Commission maintains an Internet World Wide Web site (http://www.sec.gov) that contains this Prospectus. You may call or write the Trust at 345 Park Avenue, New York, New York 10154, telephone number 800-227-7236.

An investment in the Trust is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               ----------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Prospectus Summary........................................................   1
Trust Expenses............................................................  21
The Trust.................................................................  23
Use of Proceeds...........................................................  23
Investment Objectives and Policies........................................  24
Other Investment Practices................................................  36
Risk Factors and Special Considerations...................................  45
Investment Restrictions...................................................  54
Terms of the Offering.....................................................  55
Management of the Trust...................................................  58
Trustees and Officers of the Trust........................................  64
Portfolio Transactions....................................................  67
Determination of Net Asset Value..........................................  68
Dividends and Distributions...............................................  70
Taxes.....................................................................  71
Automatic Dividend Reinvestment Plan......................................  74
Custodian and Transfer and Dividend Disbursing Agent......................  76
Description of Shares.....................................................  77
Underwriting..............................................................  81
Additional Information....................................................  83
Legal Opinions............................................................  83
Experts...................................................................  83
Report of Independent Accountants.........................................  84
Statement of Assets and Liabilities.......................................  85
Appendix A: Ratings of Corporate Bonds.................................... A-1
Appendix B: General Characteristics and Risks of Strategic Transactions... B-1
Appendix C: Description of Mortgage-Related Securities.................... C-1

                            PROSPECTUS SUMMARY

This summary highlights some information from this Prospectus. It may not contain all the information that is important to you. To understand this offering fully, you should read the entire Prospectus carefully. In particular, you should read carefully and consider the information provided under the heading "Risk Factors and Special Considerations" beginning on page 45. You should also know that an investment in the Trust is not comparable or similar to your current investment in The BlackRock 1998 Term Trust or any other closed-end fund managed by BlackRock.

THE TRUST
                        The formal name of this trust is The BlackRock High Yield Trust. Throughout this Prospectus, we will refer to The BlackRock High Yield Trust simply as the "Trust" or as "we," "us" or "our." Our primary investment objective is to generate high current income. To a lesser extent, and if it is consistent with the primary objective, we will also seek capital appreciation. To this end, our assets will be invested primarily in a diversified portfolio of high-risk, high yield bonds and other income securities, such as preferred stocks. The Trust is a closed-end fund. BlackRock Advisors, Inc., a global asset management company with approximately $120 billion of assets under management, will act as our investment adviser and its affiliate, BlackRock Financial Management, Inc. (or "BlackRock") will handle the day-to-day investment management of the Trust.

THE OFFERING
                        By this Prospectus, we are offering Shares of the Trust at a subscription price of $15.00 per Share. BlackRock Advisors, Inc. or one of its affiliates (not the Trust or its investors) will pay the sales load or underwriting commission on the Shares you buy to the Underwriters or institutions participating in this offering equal to 4.5% of the Subscription Price per Share. See "Underwriting." The minimum number of Shares you can buy in this offering is 100 Shares (or $1,500). The right to request to subscribe for Shares is being offered to investors who hold shares of The BlackRock 1998 Term Trust Inc. as of the close of business on November 12, 1998. The BlackRock 1998 Term Trust is scheduled to liquidate around December 31, 1998 and, in connection with this offering, holders of shares of The BlackRock 1998 Term Trust may use all or a portion of their distribution from the liquidation of The BlackRock 1998 Term Trust to purchase Shares of the Trust. We are also offering the right to request to subscribe for Shares to those investors who are shareholders, as of November 12, 1998, of the other closed-end funds managed by BlackRock and certain other persons. A description of how to purchase and pay for Shares of the Trust in this offering can be found under the heading "Terms of the Offering" on page 55 of this Prospectus.

SALES CHARGE PAYABLE
 BY BLACKROCK
 ADVISORS, INC.         BlackRock Advisors, Inc. or one of its affiliates (not
                        the Trust or its investors) will pay out of its own assets the sales load or underwriting commission for sales of Shares in this offering.

INVESTMENT OBJECTIVES
 AND POLICIES
                        INVESTMENT OBJECTIVES. Our primary objective is to generate high current income. To a lesser extent, and if it is consistent with our primary objective, we will also seek capital appreciation. The Trust is designed for investors willing to assume additional risk in return for the potential for high current income and for capital appreciation. The Trust is not intended to be a complete investment program. There is no guarantee or assurance that the Trust will achieve either of its objectives. The Trust's strategies may result in an above average amount of risk and volatility or loss of principal, and therefore may increase the risk of loss of your investment in the Trust in comparison to the risk of loss of your investment in The BlackRock 1998 Term Trust or other BlackRock closed-end funds. Therefore, this type of investment may be inappropriate for your risk profile. Please consult your broker or financial adviser prior to making your investment decision.

                        INVESTMENT POLICIES. In line with our investment objectives, we will invest our assets primarily in a diversified portfolio of high-risk, high yield bonds and other income securities, such as preferred stocks. Under normal market conditions, we expect to have at least 80% of our total assets invested in such high-risk, high yield securities. High-risk, high yield securities are generally income securities which, if rated at the time of purchase, are rated lower than Baa by Moody's Investors Service, Inc. (or "Moody's"), lower than BBB by Standard & Poor's Ratings Group (or "S&P") or similarly rated by other rating agencies. Bond ratings are assigned by a rating agency based on the agency's determination of the ability of the issuer to pay interest and repay principal when due. Bonds rated Baa/BBB and higher are described as "investment grade," while lower grade securities (those with ratings lower than Baa/BBB or unrated bonds of similar quality) are classified as "non-investment grade" or "junk bonds." We will invest primarily in lower grade securities, which may include securities that are not rated by any rating agency but which BlackRock believes to be comparable to securities rated lower grade.

                        The securities in which we may invest include the following:

                        --STRAIGHT INCOME SECURITIES. These include bonds and other debt obligations, which generally have fixed or variable interest rates with payments due at regular intervals. These also include preferred stocks, which generally have a fixed or variable dividend rate (unlike interest payable on debt securities, dividends payable on preferred stocks must be declared by the issuer's board of directors). Income securities may be convertible into equity securities and the terms of the income securities may include features such as call provisions and sinking funds.

                        --ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero-Coupon Securities have no current interest payment obligation; they are issued at a discount to their stated value at maturity. When held to scheduled maturity, the increase in price from the purchase price to the maturity price compensates the investor for receiving no current interest on the security. Pay-In-Kind Securities pay interest in additional securities rather than cash. Deferred Payment Securities have no current interest payment obligation and convert on a specified date to interest-bearing income securities. The Trust will not invest more than 30% of its total assets in these three types of income securities.

                        --BANK LOANS. Bank Loans are loans extended to corporate and other borrowers by commercial banks or other financial institutions. They may have fixed interest rates, but often pay interest at rates that are reset periodically on the basis of a market reference rate plus a premium. Bank Loans may be secured by collateral or they may be unsecured. The Trust will not invest more than 25% of its total assets in Bank Loans.

                        --MEZZANINE INVESTMENTS. Mezzanine Investments are debt securities that generally are privately issued, unsecured and subordinated to other obligations of the issuer. Mezzanine Investments often are convertible into equity securities of the issuer or are issued with related warrants, options or other equity securities attached. The Trust will not invest more than 15% of its total assets in Mezzanine Investments.

                        --COLLATERALIZED BOND OBLIGATIONS. Collateralized Bond Obligations (or "CBOs") are structured securities backed by a pool of income securities. CBOs are typically separated into tranches representing differing degrees of credit quality. The top tranche represents the highest credit quality, has the greatest collateralization from the underlying pool of income securities and has the lowest interest rate. Lower CBO tranches have lower credit quality and have higher interest rates intended to compensate for the increased risks. The Trust will not invest more than 15% of its total assets in CBOs.

                        --DISTRESSED SECURITIES. Distressed Securities are securities where the issuer is in a bankruptcy reorganization proceeding, is subject to some other form of public or private debt restructuring, is otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal or are securities trading at prices substantially below other lower grade securities of companies in similar industries. Under normal market conditions, the Trust will invest in Distressed Securities that are producing current income. At times, Distressed Securities may not produce current income. Although Distressed Securities are particularly speculative investments, BlackRock believes they provide the opportunity for enhanced income and capital appreciation. The Trust will not invest more than 10% of its total assets in Distressed Securities.

                        --MORTGAGE-RELATED AND ASSET-BACKED
                        SECURITIES. Mortgage-Related Securities are structured securities of mortgage loans on residential and commercial properties. Commercial Mortgage-Backed Securities (or "CMBS") are secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers and agricultural property. Assets underlying CMBS may relate to only a few properties or to a single property. Asset-Backed Securities are similar in structure to Mortgage-Related Securities, but the underlying collateral is generally consumer debt, including home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Interest payments on these securities may be fixed or variable and may be structured to vary inversely with movements in market rates of interest. The Trust will not invest more than 15% of its total assets in CMBS and, under current market conditions, the Trust does not expect to invest in other types of Mortgage-Related Securities or Asset-Backed Securities.

                        --FOREIGN SECURITIES. Although it does not currently expect to do so, the Trust may invest up to 35% of its total assets in Foreign Securities, which are income securities issued by non-U.S. issuers or that are denominated in foreign currencies or multicurrency units. Foreign Securities include income securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations. Typically, the Trust will not hold any Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), and in any case the Trust will not invest more than 10% of its total assets in such securities.

                        --OTHER SECURITIES. For a description of other securities in which the Trust may invest, see "Investment Objectives and Policies."

                        INVESTMENT STRATEGY. In selecting income securities for the Trust's portfolio, BlackRock will seek to identify issuers and industries that BlackRock believes are likely to experience stable or improving financial conditions. BlackRock believes this strategy should enhance the Trust's ability to earn high current income and achieve capital appreciation. BlackRock's analysis may include:

                            . credit research on the issuers' financial
                              strength;

                            . assessment of the issuers' ability to meet
                              principal and interest payments;

                            . general industry trends;

                            . the issuers' managerial strength;

                            . changing financial conditions;

                            . borrowing requirements or debt maturity
                              schedules; and

                            . the issuers' responsiveness to changes in
                              business conditions and interest rates.

                        BlackRock may also consider relative values among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

                        In certain market conditions, the Trust may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust's assets in higher-quality, short-term income securities. In addition, BlackRock may determine that investment grade quality securities offer attractive opportunities for high current income and capital appreciation. In such conditions, the Trust may decide to invest less than 80% of its total assets in lower grade income securities.

                        RISK MANAGEMENT. BlackRock's approach to managing high yield investments is to apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following process:

                            . creating a diversified portfolio of securities
                              within various sectors of the high yield market;

                            . performing individual, company-by-company credit
                              research to seek to select securities which BlackRock believes will be able to meet its debt obligations;

                            . performing sector analysis to determine the
                              sectors which BlackRock expects to have stable or improving credit quality in the future; and

                            . utilizing the expertise and experience of the
                              management team to make investment decisions.

                        INVESTMENT PRACTICES. In seeking to achieve our investment objectives, we may also use a number of other investment practices and techniques, including:

                        --LEVERAGE. We expect to use financial leverage through borrowing money to purchase additional securities or through other transactions such as reverse repurchase agreements, which have the effect of financial leverage. We expect that as the Trust becomes fully invested we will use financial leverage in an amount up to 33 1/3% of our total assets (including the amount obtained through leverage). Use of financial leverage creates the opportunity for higher income and capital appreciation for the Shareholders but, at the same time, magnifies the effect of any losses and involves other risks described below.

                        --OTHER INVESTMENT MANAGEMENT TECHNIQUES. Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including:

                            . engaging in interest rate and credit derivatives
                              transactions;

                            . engaging in foreign currency transactions in
                              connection with the Trust's investment in foreign securities;

                            . using options and financial futures;

                            . making forward commitments; and

                            . lending its portfolio securities.

MANAGEMENT OF THE
 TRUST BlackRock Advisors, Inc. will act as our investment adviser. BlackRock Advisors, Inc. is a global asset management company that manages a broad range of investment products, including a family of 35 open-end funds (i.e., mutual funds) and 21 closed-end funds, for clients worldwide. BlackRock Advisors, Inc. manages client assets totaling over $120 billion. BlackRock Advisors, Inc. has appointed BlackRock Financial Management, Inc. (or "BlackRock"), one of its affiliates, to handle the day-to-day investment management of the Trust. BlackRock was founded in 1988 and manages stocks, bonds and money market instruments on a global basis. BlackRock has expertise in the government, mortgage, corporate, asset-backed, non-dollar, high yield and municipal sectors of the fixed-income securities market. BlackRock currently manages approximately $61.1 billion in fixed income assets invested across the credit quality spectrum and yield curve. BlackRock also manages approximately $46.7 billion in cash or other short term, highly liquid investments, $11.1 billion of equity securities and $1.2 billion in various alternative investments.

MANAGEMENT FEE          The Trust will pay BlackRock Advisors, Inc. a monthly
                        fee at the annual rate of 1.05% of the "Managed
                        Assets." Managed Assets equals the average weekly value of the total assets of the Trust (including those assets purchased with leverage) minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The advisory fee that we will pay to BlackRock Advisors, Inc. will be higher if the Trust uses financial leverage than if the Trust does not use such leverage.

ADMINISTRATORS          BlackRock and Prudential Investments Fund Management
                        LLC, an affiliate of Prudential Securities
                        Incorporated, will act as the Trust's Administrators.
                        The Trust will pay each Administrator a monthly fee based on the Trust's average weekly Managed Assets (as defined above) at the annual rate of .05%.

LISTING
                        Prior to this Offering, there has been no public market for the Shares. The Shares have been approved for listing on the New York Stock Exchange under the symbol "BHY."

DIVIDENDS AND OTHER
 DISTRIBUTIONS          We intend to pay monthly distributions to Shareholders
                        from our net investment income. The initial distribution is expected to be paid approximately 60 days after the date of this Prospectus.

AUTOMATIC DIVIDEND
 REINVESMENT PLAN
                        We have established an Automatic Dividend Reinvestment Plan (the "Plan"). Under the Plan, all distributions from the Trust will automatically be reinvested in additional Shares of the Trust. These additional Shares will either be purchased in the open market, or newly issued by the Trust, depending on whether the Shares are trading at or above their net asset value. Shareholders who want distributions to be paid in cash must elect to do so. Shareholders who intend to hold their Shares through a broker should contact their broker to determine whether or how they may participate in the Plan. See "Automatic Dividend Reinvestment Plan."

CLOSED-END FUND
 STRUCTURE              The Trust is a newly-organized closed-end fund. Closed-
                        end funds differ from open-end funds (which are commonly referred to as mutual funds) in that closed-end funds, unlike mutual funds, generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.
                        This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the price prevailing in the market for the shares at that time. With a mutual fund, shares may be redeemed or bought back by the mutual fund at "net asset value" if a shareholder wishes to sell the shares of the fund. Also, mutual funds generally offer new shares of the fund on a continuous basis to new investors, whereas closed-end funds do not. The continuous in-flows and out-flows of assets in a mutual fund can make it more difficult to manage the investments of a mutual fund. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage.

                        However, shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility, which may not be in the interest of Shareholders, the Trust's Board of Trustees might consider engaging in open market repurchases, tender offers for Shares at net asset value or other programs intended to reduce the discount. There is, of course, no guarantee or assurance that the Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the Shares trading at a price equal or close to net asset value per Share. The Board of Trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the Shareholders of the Trust. The Board of Trustees believes, however, that the closed-end structure is desirable, in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Trust to an open-end fund.

RISK FACTORS AND
 SPECIAL
 CONSIDERATIONS         You should carefully consider your ability to assume
                        the following risks before investing in the Shares of the Trust. An investment in the Shares is different than an investment in The BlackRock 1998 Term Trust or in the other BlackRock closed-end funds, and may not be suitable for all investors. This type of investment may be inappropriate for your risk tolerance. Therefore, please consult your broker or financial adviser prior to making your investment decision. You should not consider an investment in the Shares as a complete investment program. You should also read carefully the section of this Prospectus titled "Risk Factors and Special Considerations" which begins on page 45.

                        GENERAL. As a newly-organized fund, the Trust has no operating history. The Shares are designed primarily for investors who plan to invest and hold their investment for the long term. Therefore, you should not consider the Shares as a vehicle for trading purposes. The net asset value of the Shares will fluctuate with changes in interest rates, as well as with changes in the prices of the securities owned by the Trust. These fluctuations are likely to be greater when the Trust is using financial leverage.

                        LOWER-GRADE SECURITIES. As a "high yield fund," the majority of the Trust's assets will be invested in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of lower grade securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in Shares of the Trust, both in the short-term and the long-term. Here are some risks you should consider.

                        . CREDIT RISK. Credit risk refers to an issuer's
                          ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

                        . MARKET RISK. The prices of income securities tend to
                          fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the income securities owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Trust's Shares. This "market risk" is usually greater among income securities with longer maturities or durations. Although the Trust has no policy governing the maturities of its investments, the Trust expects that it will invest in a portfolio of income securities with an average maturity of approximately ten years. This means that the Trust will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Trust may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

                        . INCOME RISK. The income investors receive from the
                          Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Trust over time could drop as well if the Trust purchases securities with lower interest coupons.

                        . CALL RISK. If interest rates fall, it is possible
                          that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's net investment income.

                        . LIQUIDITY RISK. The Trust may invest in securities
                          for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

                        BANK LOANS. The Trust may invest up to 25% of its total assets in Bank Loans. As in the case of junk bonds, Bank Loans may be rated in lower grade rating categories, or may be unrated but of lower grade quality. As in the case of junk bonds, Bank Loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. Although Bank Loan obligations often are secured by pledges of assets by the borrower and have other structural aspects intended to provide greater protection to the holders of Bank Loans than the holders of unsecured and subordinated securities, there are also additional risks in holding Bank Loans. In particular, the secondary trading market for Bank Loans is not well developed, and therefore, Bank Loans present increased market risk relating to liquidity and pricing concerns. In addition, there is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Trust might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value.

                        MEZZANINE INVESTMENTS. The Trust may invest up to 15% of its total assets in Mezzanine Investments. Mezzanine Investments are typically subordinated debt securities, are often unsecured by any collateral and are often accompanied by warrants, options and other rights to purchase equity of the issuer. The issuer's ability to repay a Mezzanine Investment often depends on the issuer's ability to "refinance" or replace the Mezzanine Investment with another income security. Issuers of Mezzanine Investments often are highly leveraged and may have difficulty in refinancing. Therefore,

                        Mezzanine Investments may experience high default rates, which would mean that the Trust may lose money on its Mezzanine Investments which would adversely affect the Trust's net asset value and level of distributions. The rights to purchase equity involve additional risks. The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration and the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the underlying security.

                        COLLATERALIZED BOND OBLIGATIONS. The Trust may invest up to 15% of its total assets in collateralized bond obligations (or "CBOs"). Income from the pool of lower grade securities collateralizing the obligations is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing its investment in lower CBO tranches.

                        DISTRESSED SECURITIES. The Trust may invest up to 10% of its total assets in Distressed Securities. Investment in Distressed Securities is speculative and involves significant risk, including possible loss of the principal invested. Although in current market conditions the Trust expects that it will invest in Distressed Securities that are producing current income, at times, Distressed Securities may not produce current income and may require the Trust to bear certain extraordinary expenses in order to protect and recover its investment. To the extent the Trust pursues its secondary objective of capital appreciation through investment in Distressed Securities that do not produce current income, the Trust will generally be less able to achieve current income for its Shareholders.

                        MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Although the Trust may invest in residential and commercial Mortgage-Related and other Asset-Backed Securities, the Trust expects that most of such investments will be limited to CMBS, in which the Trust will not invest more than 15% of its total assets. These securities entail considerable risk, i.e., credit risk, market risk, prepayment risk and interest rate risk.

                        Risks Associated with Mortgage-Related Securities. The risks associated with Mortgage-Related Securities include:

                            . credit risks associated with the performance of
                              the underlying mortgage properties and of the borrowers owning these properties;

                            . adverse changes in economic conditions and
                              circumstances are more likely to have an adverse impact on Mortgage-Related Securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties;

                            . prepayment risk can lead to significant
                              fluctuations in value of the Mortgage-Related Security; and

                            . loss of all or part of the premium, if any, paid
                              if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

                        Risks Associated with CMBS. The Trust's investments in CMBS will typically consist of CMBS that are subordinated to more senior classes of such securities ("Subordinated CMBS"). Assets underlying CMBS may relate to only a few properties or to a single property. Because the commercial mortgage loans that back a CMBS are generally not amortizing or not fully amortizing, at their maturity date repayment of the remaining principal balance or "balloon" is due and usually must be repaid through the attainment of an additional loan or sale of the property. If the commercial borrower is unable to refinance or attain an additional loan or the property is sold at or below the remaining principal amount of the mortgage, the result could be a decline in the value, and thus the price, of the related CMBS (which decline could be greater in the case of a Subordinated CMBS).

                        CMBS generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by having the Subordinated CMBS take the first loss on any defaults on the underlying commercial mortgage loans. In general, Subordinated CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such Subordinated CMBS are subject to a substantially greater risk of nonpayment than are senior classes of CMBS. Even within a class of subordinated securities, most CMBS are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure.

                        FOREIGN SECURITIES. The Trust may invest up to 35% of its total assets in Foreign Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries are not as developed, efficient or liquid as the United States markets. Therefore, the prices of Foreign Securities often are volatile. Although the Trust will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Trust invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Foreign Securities. Typically, the Trust will not hold any Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), and in any case the Trust will not invest more than 10% of its total assets in such securities. Investments in such securities are particularly speculative.

                        LEVERAGE. Although the use of leverage by the Trust may create an opportunity for increased net income and capital appreciation for the Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Trust will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Shareholders including:

                            . the likelihood of greater volatility of net asset
                              value and market price of the Shares than a comparable portfolio without leverage;

                            . the risk that fluctuations in interest rates on
                              borrowings and short term debt or in the dividend rates on any preferred stock that the Trust must pay will reduce the return to the Shareholders;

                            . the effect of leverage in a declining market,
                              which is likely to cause a greater decline in the net asset value of the Shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the Shares; and

                            . when the Trust uses financial leverage, the
                              investment advisory fees payable to BlackRock Advisors, Inc. will be higher than if the Trust did not use leverage.

                        Any requirement that the Trust sell assets at a loss in order to redeem or pay any leverage or for other reasons would reduce the Trust's net asset value and also make it difficult for the net asset value to recover. BlackRock in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Trust's Shareholders of maintaining the leveraged position will outweigh the current reduced return.

                        Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and Trust composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act"). BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.

                        OTHER INVESTMENT MANAGEMENT TECHNIQUES. The Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions (which we refer to as "Strategic Transactions") including interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements.

                        Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to correctly predict market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

                        MARKET PRICE, DISCOUNT AND NET ASSET VALUE OF
                        SHARES. Whether investors will realize gains or losses upon the sale of Shares will not depend directly upon the Trust's net asset value, but will depend upon the market price of the Shares at the time of sale. Since the market price of the Shares will be affected by such factors as the relative demand for and supply of the Shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether the Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Trust's Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Shares of the Trust soon after completion of the public offering. The Shares are designed primarily for long-term investors, and investors in the Shares should not view the Trust as a vehicle for trading purposes. See "Risk Factors and Special Considerations" and "Description of Shares."

                        ANTI-TAKEOVER PROVISIONS. The Trust's Agreement and Declaration of Trust (the "Trust Agreement") contains provisions limiting (i) the ability of other entities or persons to acquire control of the Trust, (ii) the Trust's freedom to engage in certain transactions, and
                        (iii) the
                        ability of the Trust's Board of Trustees or Shareholders to amend the Trust Agreement. These provisions of the Trust Agreement may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "Investment Objectives and Policies," "Risk Factors and Special Considerations" and "Description of Shares."

                        YEAR 2000 RISKS. Like other investment companies, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by BlackRock and the Trust's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." BlackRock is taking steps to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, we cannot give any assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

TERMS OF THE OFFERING
                        GENERAL. In connection with the scheduled liquidation of The BlackRock 1998 Term Trust ("BBT") around December 31, 1998, the Trust is offering to the holders of record of common shares of BBT (the "BBT Shares") as of the close of business on November 12, 1998 (the "Record Date") the right to request to subscribe for Shares of the Trust. BBT has announced that it will liquidate its portfolio of securities and will distribute substantially all of the proceeds from this liquidation (the "Liquidating Distribution") to the holders of BBT Shares. Record Date holders of BBT Shares who exercise their right to request to subscribe for Shares may direct that all or a portion of their Liquidating Distribution be credited to the account through which they will purchase the Shares. If you do not subscribe for Shares of the Trust, you will still receive your full Liquidating Distribution. See "Payment for Shares."

                        The Trust is also offering the right to request to subscribe for Shares to Record Date holders of common shares of other closed-end investment companies for which BlackRock acts as investment adviser (together with BBT, the "BlackRock Trusts"). Record Date holders of common shares (the "BlackRock Trust Shares") of the BlackRock Trusts are referred to as the "Eligible Shareholders." The Trust is also offering the opportunity to request to subscribe for Shares of the Trust at the Subscription Price to employees of BlackRock and its affiliates and existing customers of PNC Brokerage as of the Record Date.

                        SUBSCRIPTION PRIVILEGE OF ELIGIBLE
                        SHAREHOLDERS. Eligible Shareholders may request to subscribe for Shares at a rate of one Share for each BlackRock Trust Share held on the Record Date (the "Subscription Privilege") and may also request to subscribe for any amount of additional Shares. Eligible Shareholders should carefully read this Prospectus, including the section titled "Risk Factors and Special Considerations," and should consult with their broker to determine whether the Shares are a suitable investment for your risk tolerance.

                        SUBSCRIPTION PRICE; MINIMUM PURCHASE. The Subscription Price for the Shares is $15.00 per Share. BlackRock Advisors, Inc. or an affiliate (not the Trust or its investors) will pay the sales load or underwriting commission from its own assets to the Underwriters and other broker-dealers and financial institutions participating ("Participating Institutions") in the initial public offering of the Trust's Shares (the "Offering") in connection with sales of Shares. See "Underwriting." The minimum purchase is 100 shares (or $1,500). Holders of fewer than 100 BlackRock Trust Shares may request to purchase 100 Shares pursuant to the Subscription Privilege and may request to subscribe for additional Shares.

                        MINIMUM OFFERING AMOUNT. The Board of Trustees of the Trust has determined not to consummate the Offering unless a sufficient number of orders to purchase Shares in the Offering (the "Minimum Offering Amount") are received such that the Board of Trustees determines, in its sole discretion, that the Trust could commence operations with an approximate expense ratio as estimated in this Prospectus.

                        EXPIRATION DATE AND PRICING DATE. Any Record Date Eligible Shareholder that wishes to request to subscribe for Shares pursuant to the Subscription Privilege must do so by 5:00 p.m., New York City time, on December 16, 1998 (the "Subscription Privilege Expiration Date"). Exercises of Subscription Privileges will be processed December 17, 1998 (the "Pricing Date").

                        NON-TRANSFERABILITY. The rights to participate in the Subscription Privilege have no economic or other value and are non-transferable and, therefore, may not be purchased or sold.

                        METHODS OF SUBSCRIPTION. Shares may be purchased in the Offering, only through the Underwriters or other Participating Institutions. See "Underwriting."

                        . If you hold BlackRock Trust Shares with or through
                          one of the Underwriters or other Participating Institutions, you may contact your broker or financial adviser, through which you can request to subscribe for Shares.

                        . If you do not hold BlackRock Trust Shares with or
                          through a broker-dealer or financial institution that is one of the Underwriters or other Participating Institutions (see "Underwriting"), you should contact BlackRock at the address and telephone number listed below to arrange for an account to be established through which you can request to subscribe for Shares.

                                     BlackRock Financial Management, Inc.
                                     345 Park Avenue

                                     New York, New York 10154

                                     800-227-7BFM (7236)

                        The Trust's strategies may result in an above average amount of risk and volatility or loss of principal, and therefore, may increase the risk of loss of your investment in the Trust in comparison to the risk of loss of your investment in The BlackRock 1998 Term Trust or other BlackRock closed-end funds. Please consult your broker or financial adviser to determine whether an investment in the Trust is appropriate for you.

                        PAYMENT FOR SHARES. Payment for Shares requested to be subscribed for must be made by December 23, 1998 (the "Settlement Date") to the Underwriters or other Participating Institutions through which you subscribe for Shares. Record Date holders of BBT Shares who exercise their right to request to subscribe for Shares may direct that all or a portion of their Liquidating Distribution be credited to the account through which they will purchase the Shares. Because the price per share of BBT upon liquidation is different from the Subscription Price per Share of the Trust, you will need to supplement your Liquidating Distribution to satisfy your purchase of the number of Shares of the Trust equal to the number of BBT shares you now hold. Although the Liquidating Distribution is expected to be made before the Settlement Date, each Shareholder is responsible for payment of the Subscription Price for the Shares to which they subscribe in the Offering. In the event the Offering is not consummated for any reason, BBT Shareholders who request to subscribe for Shares will be paid their Liquidating Distribution in accordance with the terms of the plan of liquidation of BBT.

                          IMPORTANT DATES TO REMEMBER

   Record
    Date.............  November 12, 1998
   Subscription
    Period............ November 23, 1998 to December 16, 1998
   Final BBT Trading
    Date.............. December 10, 1998
   Subscription
    Privilege
    Expiration Date... December 16, 1998
   Pricing Date....... December 17, 1998
   First Trading
    Date.............. December 18, 1998
   Settlement/Payment
    Date/1/........... December 23, 1998

  --------

  /1/Some Participating Institutions may require payment by investors at a date prior to the Settlement/Payment Date.

                                TRUST EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Trust will bear, directly or indirectly.

                                                                    ASSUMING
                                                                    33 1/3 %
                                                                   LEVERAGE(1)
                                                                   -----------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load and Underwriting Commissions (as a Percentage of
 Offering Price)..................................................     None
Dividend Reinvestment Plan Fees...................................     None
ANNUAL TRUST OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
 ATTRIBUTABLE TO SHARES)
Management Fee....................................................    1.58%
Administration Fees...............................................    0.15%
Interest Payments on Borrowed Funds...............................    2.80%
Other Expenses(2).................................................    0.23%
                                                                      -----
    Total Annual Trust Expenses...................................    4.76%
                                                                      =====

--------

(1) The Trust intends to use leverage only if BlackRock believes that it would result in higher income to Shareholders over time. See "Other Investment Practices--Leverage" and "Risk Factors and Special Considerations-- Leverage." The table above assumes borrowings of 33 1/3% of total assets (including the amount borrowed) at an annualized interest rate of 5.60%, which is based upon the Trust's estimation of current market conditions. The actual rate could be higher or lower. At times when the Trust does not use leverage, the estimated annual operating expenses would be:

                                                                        ASSUMING
                                                                           NO
                                                                        LEVERAGE
                                                                        --------
     Management Fee....................................................  1.05%
     Administration Fees...............................................  0.10%
     Interest Payments on Borrowed Funds...............................   None
     Other Expenses(2).................................................  0.15%
                                                                         -----
         Total Annual Trust Expenses...................................  1.30%
                                                                         =====

(2) Reflects estimated amounts for the Trust's first year of operations.

EXAMPLE

The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Trust. These amounts are based upon payment by the Trust of operating expenses at the levels set forth in the aforementioned table. An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Trust, assuming (i) total annual expenses of 1.30% (assuming no leverage) and 4.76% (assuming leverage of 33 1/3% of the Trust's total assets) and (ii) a 5% annual return throughout the periods and reinvestment of all dividends and other distributions at net asset value:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
     Assuming No Leverage.......................  $13    $ 41    $ 71     $157
     Assuming 33 1/3% Leverage..................  $48    $143    $239     $482

This Example assumes that the percentage amounts listed under Total Annual Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange

Commission ("SEC") applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example. In addition, although the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Trust's Automatic Dividend Reinvestment Plan may receive Shares obtained by the Plan Agent at or based on the market price in effect at that time, which may be at, above or below net asset value.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE TRUST'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                   THE TRUST

The BlackRock High Yield Trust (the "Trust") is registered under the Investment Company Act as a diversified, closed-end management investment company. The Trust was organized as a business trust under the laws of Delaware on August 10, 1998 and has no operating history. The Trust's principal office is located at 345 Park Avenue, New York, New York 10154, and its telephone number is 1-800-227-7236. BlackRock Advisors, Inc. is the Trust's investment adviser. BlackRock Advisors, Inc. has entered into a sub-advisory agreement with its wholly-owned subsidiary, BlackRock Financial Management, Inc. (or "BlackRock"), pursuant to which the responsibilities of managing the Trust's portfolio on a daily basis have been delegated to BlackRock. See "Management of the Trust." As an investment in the Trust has certain above average risk and volatility features, you should consult your broker-dealer or other financial advisor prior to making an investment decision. This type of investment may be inappropriate for your risk tolerance.

The Trust is offering its shares of beneficial interest, par value $.001 per share (the "Shares") in its initial public offering (the "Offering") as described in this Prospectus. By this Prospectus, we are offering Shares of the Trust at a subscription price of $15.00 per Share. BlackRock Advisors, Inc. or one of its affiliates (not the Trust or its investors) will pay the sales load or underwriting commission on the Shares you buy from its own assets to the Underwriters or Participating Institutions in this offering equal to 4.5% of the Subscription Price per Share. The right to request to subscribe for Shares is being offered to investors who hold shares of The BlackRock 1998 Term Trust as of the close of business on November 12, 1998. The BlackRock 1998 Term Trust is scheduled to liquidate around December 31, 1998 and, in connection with this Offering, holders of shares of The BlackRock 1998 Term Trust may use all or a portion of their distribution from the liquidation of The BlackRock 1998 Term Trust to purchase Shares of the Trust. We are also offering the right to request to subscribe for Shares to those investors who are shareholders, as of November 12, 1998, of other closed-end funds managed by BlackRock. The Trust is also offering the opportunity to request to subscribe for Shares to employees of BlackRock and its affiliates and existing customers of PNC Brokerage as of the Record Date. A description of how to purchase and pay for Shares of the Trust in this Offering can be found under the heading "Terms of the Offering" on page 55 of this Prospectus. The minimum number of Shares you can buy in the Offering is 100 Shares (or $1,500).

                                USE OF PROCEEDS

The net proceeds of the Trust from this Offering, before deducting offering
expenses, are approximately     (    if the Underwriters' over-allotment
option is exercised in full). The net proceeds will be invested in accordance with the Trust's investment objectives and policies during a period not to exceed six months from the closing of this Offering. Pending such investment, the net proceeds may be invested in high quality, short-term debt securities. BlackRock Advisors, Inc. or one of its affiliates will pay all offering expenses of the Trust that exceed $0.02 per Share.

                      INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

The Trust's primary investment objective is to seek high current income. The Trust will also seek capital appreciation as a secondary objective, to the extent consistent with its primary objective of seeking high current income. The Trust is designed for investors willing to assume additional risk in return for the potential for high current income and for capital appreciation. The Trust is not intended to be a complete investment program and there is no assurance that the Trust will achieve either of its objectives. The Trust's strategies may result in an above average amount of risk and volatility or loss of principal, and therefore, may increase the risk of loss of your investment in the Trust in comparison to the risk of loss of your investment in The BlackRock 1998 Term Trust or other BlackRock closed-end funds. Therefore, this type of investment may be inappropriate for your risk tolerance. Please consult your broker or financial adviser to determine whether an investment in the Trust is appropriate for you. The Trust's investment objectives cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act) of the Trust's outstanding voting shares.

INVESTMENT POLICIES

In line with our investment objectives, we will invest our assets primarily in a diversified portfolio of high-risk, high yield bonds and other income securities, such as preferred stocks. Under normal market conditions, we expect to have at least 80% of our total assets invested in such high-risk, high yield securities. High-risk, high yield securities are generally income securities which, if rated at the time of purchase, are rated lower than Baa by Moody's Investors Service, Inc. (or "Moody's"), lower than BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (or "S&P") or similarly rated by other nationally recognized securities rating organization (each, a "Rating Agency"). Securities rated Baa/BBB and higher are described as "investment grade," while lower grade securities (those with ratings lower than Baa/BBB or unrated securities of similar quality) are classified as "non-investment grade" or "junk bonds." We will invest primarily in lower grade securities, which may include securities that are not rated by any rating agency but which BlackRock believes to be comparable to securities rated lower grade. The Trust may invest up to 25% of its total assets in loans extended to corporate borrowers by commercial banks or other financial institutions ("Bank Loans"). The Trust may invest up to 15% of its total assets in securities known as "Mezzanine Investments," which are generally subordinated, privately placed debt securities issued with attached equity securities. The Trust may invest up to 15% of its total assets in collateralized bond obligations ("CBOs") which are structured securities backed by a pool of income securities. The Trust may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or otherwise in default or in significant risk of being in default ("Distressed Securities"). Lower grade securities in which the Trust may invest include Mortgage-Related Securities, which are structured securities of mortgage loans on residential and commercial properties. The Trust will not invest more than 15% of its total assets in CMBS. Additionally, the Trust may invest up to 30% of its total assets in stripped and Zero-Coupon Securities, Pay-In-Kind Securities and Deferred Payment Securities. The Trust may invest up to 35% of its total assets in debt securities of issuers domiciled outside of the United States or that are denominated in various foreign currencies and multinational currency units ("Foreign Securities"). Typically, the Trust will not hold any Foreign Securities of emerging market issuers, and in any case such securities will not comprise more than 10% of the Trust's net assets. Up to 20% of the Trust's total assets may be invested in equity securities other than preferred stocks. The foregoing percentages are as of the time of investment by the Trust and could thereafter be exceeded as a result of market value fluctuations of the Trust's portfolio.

In selecting income securities for the Trust's portfolio, BlackRock will seek to identify issuers and industries that BlackRock believes are likely to experience stable or improving financial conditions. BlackRock believes that this strategy should enhance the Trust's ability to earn high current income and provide opportunities for capital appreciation. BlackRock's analysis may include consideration of general industry trends, the issuer's managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. BlackRock may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage, capital structures and earnings prospects. In managing the assets of the Trust, BlackRock will utilize an active management approach that stresses the flexibility to reallocate investments as appropriate. BlackRock will diversify the Trust's portfolio of assets in an effort to minimize exposure to individual securities, issuers and industries. Although it does not intend to do so to any significant degree, BlackRock may also use advanced and proprietary hedging and risk management techniques for the Trust. See "Other Investment Practices--Strategic Transactions" and "Risk Factors and Special Considerations--Other Investment Management Techniques."

The Trust expects to utilize financial leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Trust intends to utilize financial leverage in an initial amount equal to approximately 33 1/3% of its total assets (including the amount obtained through leverage). The Trust generally will not utilize leverage if it anticipates that the Trust's leveraged capital structure would result in a lower return to Shareholders than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for increased income and capital appreciation for the Shareholders, but at the same time, creates special risks and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Other Investment Practices--Leverage" and "Risk Factors and Special Considerations--Leverage."

In certain market conditions, BlackRock may determine that income securities rated investment grade (i.e., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) or U.S. Government Obligations offer significant opportunities for high income and capital appreciation. In such conditions, the Trust may invest less than 80% of its total assets in lower grade income securities of U.S. issuers. In addition, the Trust may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its Shareholders. These strategies may include investing all or a portion of the Trust's assets in higher-quality debt securities.

The Trust will invest primarily in bonds, debentures, notes and other debt or income instruments, including preferred stocks. The Trust's portfolio securities may have fixed or variable rates of interest, and may include convertible debt obligations and convertible preferred stock, warrant and equity shares, Mortgage-Related Securities (including CMBS), Asset-Backed Securities, Bank Loans, Mezzanine Investments, Government Securities, CBOs, Distressed Securities, Zero-Coupon Securities, Pay-In-Kind Securities and Deferred Payment Securities. The issuers of the Trust's portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Trust may invest in securities of any maturity. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Trust, the Trust may receive warrants or other non-income producing equity securities. The Trust may retain such securities, including equity shares received upon conversion of convertible securities, until BlackRock determines it is appropriate in light of current market conditions to effect a disposition of such securities.

STATISTICAL INFORMATION REGARDING LOWER GRADE SECURITIES

The following table presents annualized compound total return for various fixed income benchmarks for the period from January 1, 1991 through November 3, 1998. Over this period, the high yield market as measured by the Merrill Lynch High Yield Master II Index has provided a higher total compounded return than comparable maturity Treasuries and investment grade debt securities.

                    ANNUALIZED TOTAL COMPOUNDED RETURN

                 JANUARY 1, 1991 THROUGH NOVEMBER 3, 1998


  Merrill Lynch High Yield Master II Index (1)........................... 14.14%
  Merrill Lynch U.S. Treasuries/Agencies Index, 10+ Years (2)............ 11.26%
  Merrill Lynch U.S. Corporate Master Index (3)..........................  9.63%
  Merrill Lynch U.S. Treasuries/Agencies Index, 1-10 Years (4)...........  7.78%
  Merrill Lynch U.S. 3-Month Treasury Bill Index (5).....................  4.95%

--------

(1) The Merrill Lynch High Yield Master II Index is an unmanaged index of U.S. bonds and U.S. dollar-denominated bonds of non-U.S. issuers, in each case with at least $100 million face value outstanding, with a maturity equal to or greater than one year and rated by S&P in the categories below "BBB- " and rated by Moody's in the categories generally below "Baa3" but not in default.

(2) The Merrill Lynch U.S. Treasuries/Agencies Index, 10+ Years is an unmanaged index of all U.S. treasury notes and bonds with at least $1 billion face value outstanding and with a maturity greater than or equal to ten years.
(3) The Merrill Lynch U.S. Corporate Master Index (All Maturities) is an unmanaged index of fixed-coupon U.S. investment grade bonds with at least $100 million face value outstanding generally with ratings of at least "Baa3" and "BBB-" based on Moody's and S&P ratings, respectively.

(4) The Merrill Lynch U.S. Treasuries/Agencies Index, 1-10 Years is an unmanaged index of all U.S. treasury notes and bonds with at least $1 billion face value outstanding and with a maturity greater than or equal to one year and less than ten years.
(5) The Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index which, at the beginning of every month, is comprised of the U.S. Treasury Bill with a maturity closest to, but not longer than, 3 months from that date. It is assumed that this issue is held for one month, then sold with the net proceeds reinvested in the bill selected at the beginning of the next month.

There are differences between the securities that comprise the indices shown above, particularly the Merrill Lynch High Yield Master II Index, and the securities in which the Trust will invest. The indices are unmanaged indices and no account charges, management fees or other expenses are reflected in the indices. The Trust will not seek to match the composition or performance of any such indices. The performance of the various indices should not be viewed as indicative of the performance of the Trust.

In addition, past performance is no guarantee of future performance. The statistical information described above reflects a comparison of the annualized compound total return percentages of various asset classes as represented by their respective indices for the period from January 1, 1991 through November 3, 1998. The statistical information described above does not reflect the past or future performance of the Trust. An investor cannot invest directly in an index. Lower grade income securities are subject to greater risks and uncertainties than other securities set forth in the statistical information described above, including U.S. Treasury securities which are guaranteed as to the payment of principal and interest by the U.S. Government.

BlackRock believes that historical yields of lower grade securities have exceeded those of higher grade securities of similar maturities, in light of the higher degree of risk associated with investing in lower grade securities. This difference in yields attributable to differing credit quality is commonly referred to as a "credit spread." Such spreads are influenced by the general credit quality of the lower grade securities outstanding at any time, economic conditions, default rates and other factors influencing the secondary market for lower grade securities, such as the number of issues outstanding and the level of participation of investment banks and other financial institutions in the issuance and trading of lower grade securities. The following table presents the historical credit spreads on lower grade securities, measured by the weighted average yield to maturity (assuming exercise of issuers' market call options) of the lower grade securities included in the DLJ High Yield Index, relative to the yield on the U.S. Treasury securities of a comparable maturity at that time to the DLJ High Yield Index, as determined by Donaldson, Lufkin & Jenrette Securities Corporation. Although BlackRock believes that the spreads over U.S. Treasuries are representative of the historical average spreads in the overall lower grade securities market, the Trust will have no direct investment in, nor will its performance be indicative of, the DLJ High Yield Index. The following comparison should not be considered a representation of future market rates, spreads of lower grade securities over U.S. Treasury securities nor what an investment the Trust may earn or what an investor's yield or total return may be in the future.

   COMPARISON OF SPREADS OF YIELD TO MATURITY (ASSUMING EXERCISE OF ISSUERS' MARKET CALL OPTIONS) OF THE LOWER GRADE SECURITIES INCLUDED IN THE DLJ HIGH
                         YIELD INDEX RELATIVE TO

              YIELDS OF COMPARABLE MATURITY U.S. TREASURIES


                          SEPT. MAR.  SEPT. MAR.  SEPT. MAR.  SEPT. MAR.  SEPT.
                          1990  1991  1991  1992  1992  1993  1993  1994  1994
                          ----- ----- ----- ----- ----- ----- ----- ----- -----
  Spread of Yield of DLJ
   High Yield Index
   Relative to Yields of
   Comparable Maturity
   U.S. Treasuries....... 9.70% 8.02% 7.54% 4.90% 5.63% 4.33% 4.52% 3.90% 4.06%
                          MAR.  SEPT. MAR.  SEPT. MAR.  SEPT. MAR.  SEPT. OCT.
                          1995  1995  1996  1996  1997  1997  1998  1998  1998
                          ----- ----- ----- ----- ----- ----- ----- ----- -----
  Spread of Yield of DLJ
   High Yield Index
   Relative to Yields of
   Comparable Maturity
   U.S. Treasuries....... 4.41% 4.51% 4.13% 3.53% 3.29% 3.13% 3.45% 6.87% 7.35%

Source: Donaldson, Lufkin & Jenrette Securities Corporation.

Default loss rates, for U.S. lower grade bonds by year for the years 1990 through 1997 were as follows:

                             DEFAULT LOSS RATES(1)


  1990       1991        1992        1993        1994        1995        1996        1997
  -----     ------       -----       -----       -----       -----       -----       -----
  9.81%     10.63%       4.84%       3.51%       1.93%       3.20%       1.64%       1.82%

(1) Defined as the number of issuers of lower grade bonds that defaulted in a given year as a percentage of the number of issuers that could have defaulted on such securities in that time period. Source: Moody's Investors Service.

The statistical information with respect to historical default loss rates is based on information contained in Moody's Default Rates on Lower Grade Income Securities, and is intended to demonstrate default loss rate trends over the period indicated. It should not be viewed as a definitive indication of the relative magnitude of changes in credit quality from year to year and is not a prediction of future rates of default. Although other methods of analyzing default experience, such as comparing default experience of seasoned issues, would produce different relative figures, BlackRock believes that the foregoing default loss-rate data evidence a general trend of declining default rates.

For the period January 1, 1989 through December 31, 1997, the cumulative gross default rate for lower grade bonds was 38.34%. This figure represents the probability that a high yield bond outstanding on January 1, 1989 would default by December 31, 1997 and does not take into account any recovery of lost principal or interest. The rate is based on the ratio of the number of issuers that defaulted on high yield bonds outstanding on January 1, 1989 to the number of issuers at risk of defaulting on such bonds as of such date and is based only on bonds that have been rated by Moody's. The foregoing is derived from information obtained by the Trust from the February 1998 issue of a Moody's publication entitled "Historical Default Rates of Corporate Bond Issuers, 1920-1997."

The market of outstanding high yield securities has generally increased since 1988. The aggregate outstanding principal amount of high yield securities was as follows:

                  PRINCIPAL AMOUNT OF LOWER GRADE SECURITIES
                                ($ IN BILLIONS)


  1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
  ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
  $206     $242     $214     $205     $205     $247     $283     $308     $363     $467

Source: Donaldson, Lufkin & Jenrette Securities Corporation.

Because of the combined historical data relating to the performance of lower grade securities relative to other asset classes, the increase in the size and diversification of the market for lower grade securities, the historical default rates and the current spreads of the yields available on lower grade securities relative to higher quality securities, BlackRock believes that the relative risks and returns available in the current high yield market have improved significantly from prior market conditions. See "Risk Factors and Special Considerations" for factors you should consider in connection with an investment in the Shares of the Trust.

PORTFOLIO SECURITIES

LOWER GRADE SECURITIES. The Trust generally will invest in securities rated below investment grade such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other Rating Agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. See "Appendix A--Description of Corporate Bond Ratings" for additional information concerning rating categories.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust's relative Share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody's, S&P and the other Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a Rating Agency, the Trust's ability to achieve its investment objective will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. The Trust may invest up to 30% of its total assets in Zero-Coupon, Pay-In-Kind or Deferred Payment Securities. Zero-Coupon Securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are required each year, for federal income tax purposes, to accrue income with respect to these securities as if it were actually received. Because the Trust must distribute this non-cash income to Shareholders, to the extent that Shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Trust may have to sell portfolio securities to generate cash for distribution and, in such event, the Trust would have fewer assets with which to purchase income producing securities. The Trust accrues income with respect to these securities prior to the receipt of cash payments. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero-Coupon Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero-Coupon, Pay-In-Kind and Deferred Payment Securities are subject to greater fluctuation in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

BANK LOANS. The Trust may invest up to 25% of its total assets in Bank Loans denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Trust may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "Participation Interests"). Co-Lenders and Participants interposed between the Trust and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." The Trust also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Trust and the Borrower. In such cases, the Trust would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Trust's rights against the Borrower but also for the receipt and processing of payments due to the Trust under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Trust may be subject to delays, expenses and risks that are greater than those that would be involved if the Trust would enforce its rights directly against the Borrower. Moreover, under the terms of a Participation Interest, the Trust may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Trust may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Trust were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Trust might incur certain costs and delays in realizing payment in connection with the Participation Interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the

Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

MEZZANINE INVESTMENTS. The Trust may invest up to 15% of its total assets in certain lower grade securities known as "Mezzanine Investments," which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.

In connection with its purchase of Mezzanine Investments, the Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

COLLATERALIZED BOND OBLIGATIONS. The Trust may invest up to 15% of its total assets in collateralized bond obligations ("CBOs"), which are structured securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e. money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs.

DISTRESSED SECURITIES. The Trust may invest up to 10% of its total assets in Distressed Securities. Investment in Distressed Securities is speculative and involves significant risk, including possible loss of the principal invested. Distressed Securities may be performing or non-performing and generally trade at prices substantially lower than lower grade securities of companies in similar industries. Under normal market conditions, the Trust intends to invest in Distressed Securities that are producing current income. At times, Distressed Securities may not produce income and may require the Trust to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover its investment. Therefore, to the extent the Trust invests in Distressed Securities, the Trust's ability to achieve current income for its Shareholders may be diminished. The

Trust also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Trust, there can be no assurance that the securities or other assets received by the Trust in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Trust upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Trust's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Trust may be restricted from disposing of such securities.

MORTGAGE-RELATED SECURITIES. Mortgage-Related Securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The Mortgage-Related Securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. Although the Trust may invest in residential and commercial Mortgage-Related Securities issued by governmental entities and private issuers, the Trust expects that most of such investments will be limited to CMBS, in which the Trust will not invest more than 15% of its total assets. See "Appendix C-- Description of Mortgage-Related Securities" for additional information concerning mortgage-related securities.

Commercial Mortgage-Related Securities. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. The Trust may invest up to 15% of its total assets in CMBS. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

ASSET-BACKED SECURITIES. Asset-Backed Securities are a form of derivative securities. The securitization techniques used for asset-backed securities are similar to those used for Mortgage-Related Securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of asset-backed securities that may be developed in the future. Asset-Backed Securities present certain risks that are not presented by Mortgage-Related Securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do Mortgage-Related Securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

FOREIGN SECURITIES. The Trust may invest up to 35% of its total assets in Foreign Securities, which may include debt securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations and securities denominated in foreign currencies or multinational currency units. Under normal market conditions, the Trust will not hold any Foreign Securities of emerging market issuers, and, in the event the Trust decides to hold any such Foreign Securities of emerging market issuers, such securities will not comprise more than 10% of the Trust's total assets. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

CONVERTIBLE SECURITIES. The Trust may invest in convertible securities, which are income securities that may, at the holder's option, be converted into or exchanged for a prescribed amount of equity securities of the same or a different issuer within a particular period of time. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to shares of common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stock. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Trust may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Trust with a certain degree of protection against rises in interest rates, although the Trust will participate in any declines in interest rates as well. The Trust also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

STRIPPED SECURITIES. The Trust may invest in zero-coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Such stripped securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A stripped security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of such securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than coupon securities having similar maturities and credit qualities.

U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

EQUITY SECURITIES. The Trust may invest up to 20% of its total assets in common stock, warrants or other equity securities (other than preferred stocks) of U.S. and foreign issuers when consistent with the Trust's objectives. The Trust will generally, but not exclusively, hold such investments as a result of purchases of unit offerings of debt securities which include such securities or in connection with an actual or proposed conversion or exchange of debt securities. The Trust may also purchase equity securities not associated with debt securities when, in the opinion of BlackRock, such purchase is appropriate.

                          OTHER INVESTMENT PRACTICES

The Trust may utilize other investment practices and portfolio management techniques as set forth below.

LEVERAGE

The Trust expects to utilize leverage through borrowings or issuance of debt securities or preferred shares. The Trust intends to utilize leverage in an initial amount equal to approximately 33 1/3% of its total assets (including the amount obtained from leverage). The Trust generally will not utilize leverage if it anticipates that the Trust's leveraged capital structure would result in a lower return to Shareholders than that obtainable if the Shares were unleveraged for any significant amount of time. The use of leverage by the Trust creates an opportunity for increased net income and capital appreciation for the Shares, but, at the same time, creates special risks. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise may require untimely dispositions of portfolio securities. Subject to applicable regulatory requirements, the Trust at times may borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short term rates which normally will be lower than the return earned by the Trust on its longer term portfolio investments. Since the total assets of the Trust (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of Shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long term rates rise, the net asset value of the Shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage creates risks for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred stock may affect the return to the holders of the Shares. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, BlackRock in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it expects that the benefits to the Trust's Shareholders of maintaining the leveraged position will outweigh the current reduced return. As discussed under "Management of the Trust," the fee paid to BlackRock will be calculated on the basis of the Trust's assets including proceeds from borrowings for leverage and the issuance of preferred stock. During periods in which the Trust is utilizing financial leverage, the investment advisory fees payable to BlackRock will be higher than if the Trust did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risk Factors and Special Considerations-- Leverage."

Capital raised through leverage will be subject to interest costs or dividend payments which may not exceed the income and capital appreciation on the assets purchased. The Trust also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred stock involves offering expenses and other costs and may limit the Trust's freedom to pay dividends on Shares or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over the Trust's Shares create an opportunity for greater return per Share, but at the same time such borrowing is a speculative technique in that it will increase the Trust's exposure to capital risk. Unless the income and capital appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Trust compared with what it would have been without leverage.

Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short term corporate debt securities or preferred stock issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.

Under the Investment Company Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Trust's total assets). Additionally, under the Investment Company Act, the Trust may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. In addition, during any period when preferred shares are outstanding, the Investment Company Act would require that two of the Trust's Trustees be elected by holders of the preferred shares, voting separately as a class, and that during any period in which the Trust were in arrears in an amount equal to two full years' dividends on such preferred shares, a majority of the Trust's Trustees be so elected.

The Trust's willingness to borrow money and issue new securities for investment purposes, and the amount the Trust will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on BlackRock's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the utilization of leverage by borrowings in the amount of approximately 33 1/3% of the Trust's total assets, and an annual interest rate of 5.60% payable on such leverage based on market rates as of the date of this Prospectus, the annual return on the assets attributable to the Shares that the Trust's portfolio must experience (net of expenses) in order to cover such interest payments would be 1.87%. The Trust's actual cost of leverage will be based on market rates at the time the Trust undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed.

The following table is designed to illustrate the effect on the return to a holder of the Trust's Shares of the leverage obtained by borrowings in the amount of approximately 33 1/3% of the Trust's total assets, assuming hypothetical annual returns of the Trust's portfolio of minus 10% to plus 10%. As the table shows, the leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)...   (10)%    (5)%    0%    5%   10%
Corresponding Share Return................... (17.8)% (10.3)% (2.8)% 4.7% 12.2%

The Trust currently expects that it may enter into definitive agreements with respect to a credit facility shortly after the closing of the Offering of the Shares made by this Prospectus. The Trust is currently in negotiations with a limited number of large commercial banks to arrange a credit facility pursuant to which the Trust expects to be entitled to borrow an amount equal to approximately 33 1/3% of the Trust's total assets (inclusive of the amount borrowed) as of the closing of the offer and sale of the Shares. Any such borrowings would constitute financial leverage. The terms of any agreements relating to such a credit facility have not been determined and are subject to definitive agreement and other conditions, but the Trust anticipates that such a credit facility would have terms substantially similar to the following: (i) a final maturity not expected to exceed three years, subject to possible extension by the Trust; (ii) with respect to each draw under the facility, an interest rate equal to the lesser of LIBOR plus a stated premium or an alternate rate on the outstanding amount of each such draw, reset over periods ranging from one to six months; (iii) payment by the Trust of certain fees and expenses including an underwriting fee, a commitment fee on the average undrawn amount of the facility, an ongoing administration fee and the expenses of the lenders under the facility incurred in connection therewith. The facility is not expected to be convertible into any other securities of the Trust, outstanding amounts are expected to be prepayable by the Trust prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Trust may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Trust expects to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. In addition the Trust expects that such a credit facility would contain certain covenants which, among other things, likely will limit the Trust's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and may require asset coverage ratios in addition to those required by the Investment Company Act. The Trust may be required to pledge its assets and to maintain a portion of its assets in cash or high grade securities as a reserve against interest or principal payments and expenses. The Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Trust will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Until the Trust borrows or issues preferred shares, the Trust's Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Trust's investment objectives and policies.

STRATEGIC TRANSACTIONS

Consistent with its investment objectives and policies as set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured.

Interest Rate Transactions. Among the Strategic Transactions into which the Trust may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are entered into for good faith hedging purposes, BlackRock and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("future contracts") of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Trust will engage in such transactions, in accordance with the rules and regulations of the Commodity Futures Trading Commission.

Credit Derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and on the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") on Securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at higher than the current market price.

Appendix B contains further information about the characteristics, risk and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment by the Trust in futures contracts and options. The principal risks relating to the use of futures and other Strategic Transactions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Trust's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (iv) the obligation to meet additional variation margin or other payment requirements.

Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Taxes."

REVERSE REPURCHASE AGREEMENTS

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage described under "Risk Factors and Special Considerations--Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

LENDING OF SECURITIES

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock

Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's Board of Trustees.

The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

The Trust may purchase Securities on a "when-issued" basis and may purchase or sell Securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued Security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Trust to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Trust is fully invested may result in greater potential fluctuation in the value of the Trust's net assets and its net asset value per share.

ILLIQUID SECURITIES

When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Trust will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Trust's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Trust may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Trust pursuant to Rule 144A under the Securities Act, the Trust intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's Board of Trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Trust's Board of Trustees has directed BlackRock to monitor carefully the Trust's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Trust's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

You should carefully consider your ability to assume the following risks before investing in the Shares of the Trust. An investment in the Shares may not be suitable for all investors. The Trust's strategies may result in an above average amount of risk and volatility or loss of principal, and therefore, may increase the risk of loss of your investment in the Trust in comparison to the risk of loss of your investment in The BlackRock 1998 Term Trust or other BlackRock closed-end funds. Therefore, this type of investment may be inappropriate for your risk tolerance. Please consult your broker or financial adviser to determine whether an investment in the Trust is appropriate for you. You should not consider an investment in the Shares as a complete investment program.

GENERAL. As a newly-organized fund, the Trust has no operating history. The Shares are designed primarily for investors who plan to invest and hold their investment for the long term. Therefore, you should not consider the Shares as a vehicle for trading purposes. The net asset value of the Shares will fluctuate with changes in interest rates, as well as with changes in the prices of the securities owned by the Trust. These fluctuations are likely to be greater when the Trust is using financial leverage.

LOWER-GRADE SECURITIES. As a "high yield fund," the majority of the Trust's assets will be invested in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of lower grade securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in Shares of the Trust, both in the short-term and the long-term. Here are some risks you should consider.

 . CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

 . MARKET RISK. The prices of income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the income securities owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Trust's Shares. This "market risk" is usually greater among income securities with longer maturities or durations. Although the Trust has no policy governing the maturities of its investments, the Trust expects that it will invest in a portfolio of income securities with an average maturity of approximately ten years. This means that the Trust will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Trust may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

 . INCOME RISK. The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Trust over time could drop as well if the Trust purchases securities with lower interest coupons.

 . CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's net investment income.

 . LIQUIDITY RISK. The Trust may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

BANK LOANS. The Trust may invest up to 25% of its total assets in Bank Loans. As in the case of junk bonds, Bank Loans may be rated in lower grade rating categories or may be unrated, but of lower grade quality. As in the case of junk bonds, Bank Loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. Although Bank Loan obligations often are secured by pledges of assets by the borrower and have other structural aspects intended to provide greater protection to the holders of Bank Loans than the holders of unsecured and subordinated securities, there are also additional risks in holding Bank Loans. In particular, the secondary trading market for Bank Loans is not well developed, and therefore, Bank Loans present increased market risk relating to liquidity and pricing concerns. In addition, there is also no assurance that the liquidation of the collateral would satisfy the claims of the Borrower's obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Trust might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value.

MEZZANINE INVESTMENTS. The Trust may invest up to 15% of its total assets in Mezzanine Investments. Mezzanine Investments are typically subordinated debt securities, are often unsecured by any collateral and are often accompanied by warrants, options and other rights to purchase equity of the issuer. The issuer's ability to repay a Mezzanine Investment often depends on the issuer's ability to "refinance" or replace the Mezzanine Investment with another income security. Issuers of Mezzanine Investments often are highly leveraged and may have difficulty in refinancing. Therefore, Mezzanine Investments may experience high default rates, which would mean that the Trust may lose money on its Mezzanine Investments, which would adversely affect the Trust's net asset value and level of distributions. The rights to purchase equity involve additional risks. The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration and the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the underlying security.

COLLATERALIZED BOND OBLIGATIONS. The Trust may invest up to 15% of its total assets in collateralized bond obligations (or "CBOs"). Income from the pool of lower grade securities collateralizing the obligations is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing its investment placed in lower CBO tranches.

DISTRESSED SECURITIES. The Trust may invest up to 10% of its total assets in Distressed Securities. Investment in Distressed Securities is speculative and involves significant risk, including possible loss of the principal invested. Although in current market conditions the Trust expects that it will invest in Distressed Securities that are producing current income, at times Distressed Securities may not produce current income and may require the Trust to bear certain extraordinary expenses in order to protect and recover its investment. To the extent the Trust pursues its secondary objective of capital appreciation through investment in Distressed Securities that do not produce current income, the Trust will generally be less able to achieve current income for its Shareholders.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Although the Trust may invest in residential and commercial Mortgage-Related and other Asset-Backed Securities issued by governmental entities and private issuers, the Trust expects that most of such investments will be limited to commercial mortgage-backed securities (which are referred to as "CMBS"), in which the Trust will not invest more than 15% of its total assets. These securities entail considerable risk, i.e., credit risk, market risk, prepayment risk and interest rate risk.

Risks Associated with Mortgage-Related Securities. The risks associated with Mortgage-Related Securities include:

  . credit risks associated with the performance of the underlying mortgage properties and of the borrowers owning these properties;

  . adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on Mortgage-Related Securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties;

  . prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; and

  . loss of all or part of the premium, if any, paid if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Prepayment Risks. The yield and maturity characteristics of Mortgage-Related Securities and other Asset-Backed Securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time, although there may be limitations on prepayments in CMBS. In calculating the average weighted maturity of the Trust, the maturity of Mortgage-Related and other Asset-Backed Securities held by the Trust will be based on estimates of average life which take prepayments into account. These estimates, however, may not accurately predict actual prepayment rates. Prepayment risks include the following:

 . The relationship between prepayments and interest rates may give some lower grade Mortgage-Related and Asset-Backed Securities less potential for growth in value than conventional bonds with comparable maturities;

 . In addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

 . Because of these and other reasons, a Mortgage-Related or Asset-Backed
  Security's total return and maturity may be difficult to predict; and

 . To the extent that the Trust purchases Mortgage-Related or Asset-Backed
  Securities at a premium, prepayments may result in loss of the Trust's principal investment to the extent of premium paid.

Risks Associated with CMBS. The Trust's investments in CMBS will typically consist of CMBS that are subordinated to more senior classes of such securities ("Subordinated CMBS"). Assets underlying CMBS may relate to only a few properties or to a single property. Because the commercial mortgage loans that back a CMBS are generally not amortizing or not fully amortizing, at their maturity date repayment of the remaining principal balance or "balloon" is due and usually must be repaid through the attainment of an additional loan or sale of the property. If the commercial borrower is unable to refinance or attain an additional loan or the property is sold at below the remaining principal amount of the mortgage, the result could be a decline in the value, and thus the price, of the related CMBS (which decline could be greater in the case of a Subordinated CMBS).

CMBS generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by having the Subordinated CMBS take the first loss on any defaults on the underlying commercial mortgage loans. In general, Subordinated CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such Subordinated CMBS are subject to a substantially greater risk of nonpayment than are senior classes of CMBS. Even within a class of subordinated securities, most CMBS are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure.

Risks Associated with Non-Mortgage Asset-Backed Securities. Non-mortgage Asset-Backed Securities involve certain risks in addition to those presented by Mortgage-Related Securities.

  . primarily, these securities do not have the benefit of the same security interest in the underlying collateral and are more dependent on the borrower's ability to pay;

  . credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and

  . most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

FOREIGN SECURITIES. The Trust may invest up to 35% of its total assets in debt securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units ("Foreign Securities"). The Trust's investment in Foreign Securities may include debt securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations. Typically, the Trust will not hold any Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), and in any case the Trust will not invest more than 10% of its total assets in such securities. Investments in such securities are particularly speculative.

Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

  . fluctuations in foreign exchange rates

  . future foreign economic, financial, political and social developments

  . different legal systems

  . the possible imposition of exchange controls or other foreign governmental laws or restrictions

  . lower trading volume

  . much greater price volatility and illiquidity of certain foreign securities markets

  . different trading and settlement practices

  . less governmental supervision

  . regulation changes in currency exchange rates

  . high and volatile rates of inflation

  . fluctuating interest rates

  . less publicly available information

  . different accounting, auditing and financial record-keeping standards and requirements.

Investments in foreign sovereign debt securities, especially in emerging market countries, will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

  . the possibility of expropriation of assets

  . confiscatory taxation

  . difficulty in obtaining or enforcing a court judgment

  . economic, political or social instability

  . diplomatic developments that could affect investments in those countries.

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

  . growth of gross domestic product

  . rates of inflation

  . capital reinvestment

  . resources

  . self-sufficiency

  . balance of payments position

  . certain investments in Foreign Securities also may be subject to foreign withholding taxes.

On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those eleven countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency may affect the Trust operationally and also has potential risks, some of which are listed below. Among other things, the conversion may affect:

  . issuers in which the Trust invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This may depress stock values;

  . vendors the Trust depends on to carry out its business, such as its Custodian (which holds the foreign securities the Trust buys), BlackRock (which must price the Trust's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Trust; and

  . exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Trust's contracts could pose extra costs to the Trust.

BlackRock will monitor the effects of the conversion on the issuers in which the Trust invests. The possible effect of these factors on the Trust's investments cannot be determined with certainty at this time, but they may reduce or increase the value of some of the Trust's holdings and its operational costs.

Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Trust will not hold any Foreign Securities of emerging market issuers, and, if it does, such securities will not comprise more than 10% of the Trust's total assets.

As a result of these potential risks, BlackRock may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including BlackRock, have had no or limited prior experience.

LEVERAGE. Although the use of leverage by the Trust may create an opportunity for increased net income and capital appreciation for the Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Trust will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Shareholders including:

  . the likelihood of greater volatility of net asset value and market price of the Shares than a comparable portfolio without leverage;

  . the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Trust must pay will reduce the return to the Shareholders;

  . the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the Shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the Shares; and

  . when the Trust uses financial leverage, the investment advisory fees payable to BlackRock Advisors, Inc. will be higher than if the Trust did not use leverage. See "Management of the Trust."

Any requirement that the Trust sell assets at a loss, in order to redeem or pay any leverage, or for other reasons would reduce the Trust's net asset value and also make it difficult for the net asset value to recover. BlackRock in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Trust's Shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and Trust composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed by the Investment Company Act. BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies. The Trust may borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

OTHER INVESTMENT MANAGEMENT TECHNIQUES. The Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions (which we refer to as "Strategic Transactions") including interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

MARKET PRICE, DISCOUNT AND NET ASSET VALUE OF SHARES. Whether investors will realize gains or losses upon the sale of Shares will not depend directly upon the Trust's net asset value, but will depend upon the market price of the Shares at the time of sale. Since the market price of the Shares will be affected by such factors as the relative demand for and supply of the Shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether the Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Trust's Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Shares of the Trust soon after completion of the public offering. The Shares are designed primarily for long-term investors, and investors in the Shares should not view the Trust as a vehicle for trading purposes. See "Description of Shares."

ANTI-TAKEOVER PROVISIONS. The Trust's Agreement and Declaration of Trust (the "Trust Agreement") contains provisions limiting (i) the ability of other entities or persons to acquire control of the Trust, (ii) the Trust's freedom to engage in certain transactions, and (iii) the ability of the Trust's Board of Trustees or Shareholders to amend the Trust Agreement. These provisions of the Trust Agreement may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "Investment Objectives and Policies" and "Description of Shares."

YEAR 2000 RISKS. Like other investment companies, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by BlackRock and the Trust's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." BlackRock is taking steps to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, we cannot give any assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

                            INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority of the Trust's outstanding voting shares (as defined in the Investment Company Act). All other investment policies of the Trust are considered non-fundamental and may be changed by the Board of Trustees of the Trust without prior approval of the Trust's outstanding voting shares. The Trust may not:

 . Purchase any security if as a result 25% or more of the total assets of the Trust would be invested in the securities of issuers having their principal business activities in the same industry, provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

 . Purchase commodities or commodity contracts, except that the Trust may purchase and sell options, futures contracts and options thereon and may engage in interest rate and foreign currency transactions;

 . Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, except that the Trust may purchase and sell securities that are secured by, or issued by companies that invest or deal in, real estate, oil, gas or other minerals, or interests therein;

 . Issue senior securities or borrow money, except as permitted by the Investment Company Act;

 . Make loans to others, except through the purchase of debt obligations
   (including Bank Loans) and the entry into repurchase agreements. However, the Trust may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of Trustees;

 . Act as an underwriter of securities of other issuers, except to the extent the Trust may be deemed an underwriter under the Securities Act, by virtue of its purchase or sale of portfolio securities;

 . Invest in the securities of a company for the purpose of exercising management or control, but the Trust will vote the securities it owns in its portfolio as a shareholder or otherwise exercise its rights in accordance with the terms of the securities in accordance with its views;

 . Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, options on futures contracts, swaps, caps, collars and floors; and

 . Purchase securities of other investment companies, except to the extent permitted under the Investment Company Act.

                             TERMS OF THE OFFERING

GENERAL. In connection with the scheduled liquidation of The BlackRock 1998 Term Trust Inc. ("BBT") on or about December 31, 1998, the Trust is offering to the holders of record of common shares of BBT (the "BBT Shares") as of the close of business on November 12, 1998 (the "Record Date") the right to request to subscribe for Shares of the Trust. BlackRock Advisors, Inc. or one of its affiliates (not the Trust or its investors) will pay the sales load or underwriting commission on the Shares you buy to the Underwriters or other broker-dealers and financial institutions participating in the Offering ("Participating Institutions") equal to 4.5% of the Subscription Price per Share. See "Underwriting." As described below under "--Liquidation of BBT," Record Date holders of BBT Shares who exercise their right to request to subscribe for Shares may direct that all or a portion of their Liquidating Distribution be credited to the account through which they will purchase the Shares. The Trust is also offering the right to request to subscribe for Shares to Record Date holders of common shares of the other closed-end funds for which BlackRock acts as investment adviser (together with BBT, the "BlackRock Trusts"). Record Date holders of common shares (the "BlackRock Trust Shares") of the BlackRock Trusts are referred to as the "Eligible Shareholders." If you do not subscribe for Shares of the Trust, you will still receive your Liquidation Distribution. The Trust is also offering the opportunity to request to subscribe for Shares of the Trust at the Subscription Price to employees of BlackRock and its affiliates and existing customers of PNC Brokerage as of the Record Date.

SUBSCRIPTION PRIVILEGE OF ELIGIBLE SHAREHOLDERS. Eligible Shareholders may request to subscribe for Shares at a rate of one Share for each BlackRock Trust Share held on the Record Date (the "Subscription Privilege") and may also request to subscribe for any number of additional Shares. Eligible Shareholders should carefully read this Prospectus, including the section titled "Risk Factors and Special Considerations," and should consult with their broker to determine whether the Shares are a suitable investment for your risk tolerance.

SUBSCRIPTION PRICE; MINIMUM PURCHASE. The Subscription Price for the Shares is $15.00 per Share. BlackRock Advisors, Inc. or an affiliate (not the Trust or its investors) will pay the sales load or underwriting commission from its own assets to the Underwriters and Participating Institutions in connection with sales of Shares. See "Underwriting." The minimum purchase is 100 shares (or $1,500). Holders of fewer than 100 BlackRock Trust Shares may request to purchase 100 Shares pursuant to the Subscription Privilege and may request to subscribe for additional Shares.

MINIMUM OFFERING AMOUNT. The Board of Trustees of the Trust has determined not to consummate the Offering unless a sufficient number of orders to purchase Shares in the Offering (the "Minimum Offering Amount") are received such that the Board of Trustees determines, in its sole discretion, that the Trust could commence operations with an approximate expense ratio as estimated in this Prospectus.

EXPIRATION DATE AND PRICING DATE. Any Record Date Eligible Shareholder that wishes to request to subscribe for Shares pursuant to the Subscription Privilege must do so by 5:00 p.m., New York City time, on December 16, 1998 (the "Subscription Privilege Expiration Date"). Exercises of Subscription Privileges will be processed on December 17, 1998 (the "Pricing Date").

NON-TRANSFERABILITY. The rights to participate in the Subscription Privilege have no economic or other value and are non-transferable and, therefore, may not be purchased or sold. The Subscription Privilege is granted to Record Date Eligible Shareholders, which term, for purposes of the Offering, includes (i) the person or persons who are the owners, co-owners and beneficiaries of the account in which the BlackRock Trust Shares are held (collectively, the "Designated Persons") and (ii) any account (including a trust, Individual Retirement Account, qualified plan account or other similar arrangement) for which any Designated Person is directly or indirectly an owner, a co-owner or a beneficiary.

METHODS OF SUBSCRIPTION. Shares may be purchased in the Offering only through the Underwriters or other Participating Institutions. See "Underwriting."

 . If you hold BlackRock Trust Shares with or through one of the Underwriters or other Participating Institutions, you may contact your broker or financial adviser, who may deem this type of investment to be inappropriate for your risk profile, to request to subscribe for Shares on your behalf.

 . If you do not hold BlackRock Trust Shares with or through a broker-dealer or financial institution that is one of the Underwriters or other Participating Institutions, you should contact BlackRock at the address and telephone number listed below to arrange for an account to be established through which you can purchase the Shares,

                          BlackRock Financial Management, Inc.
                          345 Park Avenue

                          New York, New York 10154

                          800-227-7BFM (7236)

The Trust's strategies may result in an above average amount of risk and volatility or loss of principal, and therefore, may increase the risk of loss of your investment in the Trust in comparison to the risk of loss of your investment in The BlackRock 1998 Term Trust or other BlackRock closed-end funds. Please consult your broker or financial adviser to determine whether an investment in the Trust is appropriate for you.

PAYMENT FOR SHARES. Payment for Shares requested to be subscribed for must be made by December 23, 1998 (the "Settlement Date") to the Underwriters or other Participating Institutions through which you subscribe for Shares. See "Underwriting."

LIQUIDATION OF BBT. BBT is a diversified, closed-end management investment company that completed its initial public offering on April 23, 1991 at a price of $10.00 per share and is listed on the NYSE under the symbol "BBT." BBT's investment objective is to manage a portfolio of high quality securities that will return $10.00 per share to investors on or shortly before December 31, 1998, while providing high monthly income. The net asset value per BBT Share at the close of business on November 12, 1998 was $10.01 and the last reported sales price of a BBT Share on that date was $9.94. BlackRock believes that BBT will return $10.00 per share upon liquidation. From its initial public offering until September 30, 1998, BBT has provided an annualized total return of 6.29%, assuming all dividends were reinvested in additional BBT Shares, through the Trust's dividend reinvestment plan.

BBT will liquidate its portfolio of securities and will distribute substantially all of the cash comprising its net assets (the "Liquidating Distribution"). If you are a BBT Eligible Shareholder and want to participate in the Subscription Privilege, you can instruct the State Street Bank and Trust (the "Subscription Agent") as the agent of BBT in connection with the Liquidating Distribution, to credit your Liquidating Distribution to the account of the Underwriter or other Participating Institution through which you are subscribing for Shares. Although the Liquidating Distribution is expected to be made before the Settlement Date, each Shareholder is responsible for payment of the Subscription Price for the Shares to which they subscribe in the Offering whether or not the Liquidating Distribution is made. In the event the Offering is not consummated for any reason, BBT Shareholders who requested to subscribe for Shares will be paid their pro rata portion of the Liquidating Distribution in accordance with the terms of the plan of liquidation of BBT. If you do not subscribe for Shares of the Trust, you will still receive your Liquidation Distribution.

SALE OF SHARES TO THE UNDERWRITERS. On the Expiration Date, the Trust will sell, and the Underwriters will agree to purchase for distribution, the number of Shares set forth opposite their names under "Underwriting." The Underwriters are committed to purchase all of such Shares for distribution if any such Shares are purchased. The Shares will commence trading on the New York Stock Exchange under the symbol "BHY" on the business day immediately following the Pricing Date. It is expected that delivery and payment for the Shares will take place on the Settlement Date. Confirmations for all Shares purchased by Eligible Shareholders and clients of the Underwriters and other Participating Institutions will be sent on or before the Settlement Date.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and other requests to subscribe for Shares will be determined by the Underwriters which determinations will be final and binding. The Underwriters reserve the absolute right to reject any or all requests for subscriptions for Shares not properly submitted or the acceptance of which would, in the opinion of counsel for the Underwriters, be unlawful. The Underwriters also reserve the right to waive any irregularities or conditions, and the interpretations of the Underwriters of the terms and conditions of the Offering shall be final and binding. Any irregularities in connection with requests for subscriptions for Shares must be cured within such time as the Underwriters shall determine unless waived. None of the Trust, the Underwriters nor the other Participating Institutions shall be under any duty to give notification of defects in such requests for subscriptions for Shares or incur any liability for failure to give such notifications. Requests for subscriptions for Shares will not be deemed to have been made until such irregularities have been cured or waived. If you do not subscribe for Shares of the Trust, you will still receive your Liquidation Distribution.


                          IMPORTANT DATES TO REMEMBER

   Record Date............................................. November 12, 1998
   Subscription Period................ November 23, 1998 to December 16, 1998
   Final BBT Trading Date.................................. December 10, 1998
   Subscription Privilege Expiration Date.................. December 16, 1998
   Pricing Date............................................ December 17, 1998
   First Trading Date...................................... December 18, 1998
   Settlement/Payment Date/1/.............................. December 23, 1998

  /1/Some Participating Institutions may require payment by investors at a date prior to the Settlement/Payment Date.

                            MANAGEMENT OF THE TRUST

BlackRock Advisors, Inc., a global asset management company with approximately $120 billion of assets under management, will act as the Trust's investment adviser. BlackRock Advisors, Inc. is a wholly-owned subsidiary of PNC Bank, N.A. with over 500 employees. BlackRock currently manages the assets of 56 investment companies, including 21 closed-end funds. BlackRock Advisors, Inc. has entered into a sub-advisory agreement with BlackRock, pursuant to which the responsibilities of managing the Trust's portfolio on a daily basis have been delegated to BlackRock. BlackRock was founded in 1988 and has expertise in the government, mortgage, corporate, asset-backed, municipal, non-dollar and high yield sectors of the fixed income securities market. BlackRock currently has approximately $61.1 billion in discretionary fixed income assets under management invested in a broad array of fixed income products across the yield curve. BlackRock currently manages approximately $1.2 billion in lower grade securities, including approximately $735 million in lower grade corporate securities, including bonds issued by financial, industrial and utility companies, Yankee bonds, preferred stocks and other income securities. BlackRock also manages approximately $46.7 billion in cash or other short-term, highly liquid investments, $11.1 billion of equity securities and $1.2 billion in various alternative investments.

INVESTMENT ADVISORY AGREEMENT

Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), the Trust has retained BlackRock Advisors, Inc. to manage the investment of the Trust's assets and to provide such investment research, advice and supervision, in conformity with the Trust's investment objective and policies, as may be necessary for the operations of the Trust.

The Advisory Agreement provides, among other things, that BlackRock Advisors, Inc. will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement (including the fees and expenses of BlackRock) and will pay all directors' fees and salaries of the Trust's trustees and officers who are affiliated persons (as such term is defined in the Investment Company Act) of BlackRock Advisors, Inc. except that the Board of Trustees may approve reimbursement for the time spent on Trust operations of BlackRock Advisors, Inc.'s personnel who spend substantial time on the operations (other than the provision of investment advice) of the Trust or other investment companies advised by BlackRock Advisors, Inc. The Advisory Agreement provides that the Trust shall pay to BlackRock Advisors, Inc. a monthly fee for its services at the annual rate of 1.05% of the Trust's average weekly value of the total assets of the Trust minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets"). A portion of such fee will be paid to BlackRock for serving as Sub-adviser.

Although BlackRock Advisors, Inc. intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors, Inc. are not exclusive and BlackRock Advisors, Inc. provides similar services to other investment companies and other clients and may engage in other activities.

The Advisory Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors, Inc. is not liable to the Trust or any of the Trust's Shareholders for any act or omission by BlackRock Advisors, Inc.

in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's Shareholders and provides for indemnification by the Trust of BlackRock Advisors, Inc., its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The Advisory Agreement was approved by the Trust's Board of Trustees, on November 12, 1998, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The Advisory Agreement will be submitted to Shareholders for their approval at the first meeting of shareholders of the Trust. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees, who are not parties to such Agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, Inc., on 60 days' written notice by either party to the other. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

SUB-INVESTMENT ADVISORY AGREEMENT

Pursuant to the Sub-Investment Advisory Agreement, BlackRock Advisors, Inc. has appointed BlackRock, one of its affiliates, to handle the day-to-day investment management of the Trust. BlackRock will receive a portion of the advisory fee paid by the Trust to BlackRock Advisors, Inc.

The Sub-Investment Advisory Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or disregard of its obligations thereunder, BlackRock is not liable to the Trust or any of the Trust's Shareholders for any act or omission by BlackRock in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's Shareholders and provides indemnification by the Trust of BlackRock, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

Although BlackRock intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock are not exclusive and BlackRock provides similar services to other investment companies and other clients and may engage in other activities.

The Sub-Investment Advisory Agreement was approved by the Trust's Board of Trustees on November 12, 1998, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The Sub-Investment Advisory Agreement will be submitted to Shareholders for their approval at the first meeting of Shareholders of the Trust. The Sub-Investment Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees, who are not parties to such Agreement for interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Investment Advisory Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, Inc. or by BlackRock, on 60 days' written notice by either party to the other. The Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

PORTFOLIO MANAGEMENT TEAM

ROBERT S. KAPITO, Vice Chairman and Head of the Portfolio Management Group, is a member of the Management Committee and the Investment Strategy Group. Mr. Kapito is responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock. In addition, Mr. Kapito plays a key role in coordinating the efforts of the analytical and administrative groups with the portfolio management group. He is also involved in marketing and managing several of BlackRock's funds. Mr. Kapito serves as a Vice President for BlackRock's family of closed-end mutual funds and for the Smith Barney Adjustable Rate Government Income Fund. Prior to founding BlackRock in 1988, Mr. Kapito was a Vice President in the Mortgage Products Group at The First Boston Corporation. Mr. Kapito joined First Boston in 1979 in the Public Finance Department. Mr. Kapito left First Boston to complete his MBA degree and returned to the firm in 1983 in the Mortgage Products Group. While with this Group, Mr. Kapito initially traded mortgage securities and then became the head trader of collateralized mortgage obligations (CMOs). Ultimately, Mr. Kapito became head of Mortgage Capital Markets with responsibility for marketing and pricing all of the mortgage-backed and asset-backed securities underwritten by First Boston. In 1982, Mr. Kapito worked as a strategic consultant with Bain & Co. and with two other private companies in Europe. Mr. Kapito currently serves as President of the Board of Directors of Periwinkle National Theatre, a national non-profit effort to help disadvantaged youth, and Chairman of the 1998 Hope & Heroes/Babies & Children's Cancer Fund. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979 and an MBA degree from Harvard Business School in 1983.

DENNIS SCHANEY, Managing Director of BlackRock and Head of the High Yield Team. Mr. Schaney has primary responsibility for BlackRock's high yield efforts. Prior to joining BlackRock in 1998, Mr. Schaney spent nine years with Merrill Lynch, from 1989-1998, where he was a Managing Director in the firm's Global Fixed Income Research and Economics Department. During the time Mr. Schaney managed Merrill's Corporate and Municipal Bond Research Departments, the group became the top-ranked Fixed Income Research Department according to industry polls. Mr. Schaney's specific sector specialties included the media, entertainment, and cable sectors for both the high yield and investment grade markets for which he was named to Institutional Investor's All American Fixed Income Team for five of the last six years. In addition, throughout his career, Mr. Schaney has covered the Auto, Transportation, Technology and Aerospace industries. Mr. Schaney began his investment career with Standard & Poor's from 1983-1985, followed by four years with The First Boston Corporation from 1985-1989; two years as an analyst in the firm's Fixed Income and Research Department and two years as a Vice President in the firm's Investment Banking Department. Prior to embarking on an investment career, Mr Schaney worked with United Technologies from 1980-1983. Mr. Schaney earned a BS degree in finance from the University of Bridgeport in 1980 and an MS degree in financial management from Fairfield University in 1995. He is a member of the Fixed Income Analyst Society.

MICHAEL C. BUCHANAN, CFA, Director of BlackRock. Mr. Buchanan has primary responsibility for trading and overseeing risk management for the High Yield Team. Prior to joining BlackRock in 1998, Mr. Buchanan was a Vice President at Conseco Capital Management ("CCM") from 1990-1998 where he was a portfolio manager responsible for high yield debt, bank loan and emerging markets debt trading. He also oversaw investment grade corporate bond trading. At CCM, Mr. Buchanan managed two high yield mutual Trusts and was involved in the management and oversight of three high yield debt CBOs and a bank loan CLO. Prior to assuming trading responsibilities in the high yield debt area, Mr. Buchanan's previous experience at CCM included credit research on the aerospace, defense and paper/forest products sectors and convertible securities trading. Mr. Buchanan graduated from Brown University with a BA in business economics and organizational behavior/management in 1990. He is a Chartered Financial Analyst and has been on the Indianapolis Society of Financial Analysts since 1993.

MARK J. WILLIAMS, Director of BlackRock. Mr. Williams has primary responsibility for originating and evaluating Bank Loan investments for the High Yield Team. He is also involved in the evaluation and sourcing of Mezzanine Investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years at PNC Bank's New York Office from 1990-1998 and was co-founder of the bank's leveraged finance group. In that capacity, he was responsible for originating and structuring proprietary middle market leveraged deals, along with sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. Mr. Williams has developed extensive contacts over the years working with private equity sponsors and major loan syndication groups. Prior to 1990, he worked in PNC's Philadelphia Office in a variety of marketing and corporate finance roles from 1983-1990. Mr. Williams obtained a BA in Economics from Franklin and Marshall College in 1983.

PETER SCHWARTZMAN, Vice President of BlackRock. Mr. Schwartzman is a member of the High Yield Team and an analyst covering the health care, gaming, retail, textile and lodging industries. Prior to joining BlackRock in 1998 Mr. Schwartzman spent over four years with Alliance Capital Management as an analyst from 1994-1998 covering a broad range of high yield and high grade companies in the health care, gaming, retail, textile and lodging sectors. In addition, Mr. Schwartzman has done considerable work on a broad array of distressed situations in the manufacturing, convenience store, and consumer produce sectors. During his four years at Alliance, his recommendations contributed to the high yield portfolio's consistently high level of performance. Prior to Alliance, Mr. Schwartzman spent four years as an analyst at Moody's Investors Service in the Tax-Exempt Health Care Group from 1989-1994. At Moody's, Mr. Schwartzman was responsible for the analysis of hospitals, health systems and long-term care facilities. During his four years at Moody's he rated over 100 transactions. Mr. Schwartzman received his MBA in Finance from New York University--Stern School of Business in 1991 and his BA from Trinity College in 1988. He is a member of the Fixed Income Analysis Society and also serves on the Finance Committee of the Board of Directors of the New York Society of the Deaf.

THE ADMINISTRATION AGREEMENTS

BlackRock and Prudential Investments Fund Management LLC (an affiliate of Prudential Securities Incorporated, one of the Underwriters) will act as the Trust's administrators (the "Administrators"). Under the respective Administration Agreements with the Trust (the "Administration Agreements"), the Administrators administer the Trust's corporate affairs subject to the supervision of the Trust's Board of Trustees and in connection therewith furnish the Trust with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to stockholders and the SEC and filing of federal, state and local income tax returns) as are not being furnished by the Custodian. The Administrators also may facilitate bank or other borrowing by the Trust when BlackRock Advisors, Inc. determines that leverage may be in the best interests of the Trust's Shareholders. In connection with its administration of the corporate affairs of the Trust, the Administrator will bear the following expenses:

(a) salaries and expenses of all personnel of the Administrators; and

(b) all expenses incurred by the Administrators or by the Trust in connection with administering the ordinary course of the Trust's business, other than those assumed by the Trust, as described below.

The Administration Agreements provide that the Trust shall pay to each Administrator a monthly fee for its services at an annual rate of .05% of the Trust's average weekly Managed Assets (as described above).

The Administration Agreements were approved by the Trust's Board of Trustees on November 12, 1998 and are effective until terminated. Each terminates automatically if it is assigned (as defined in the Investment Company Act and the rules thereunder) and is otherwise terminable on 60 days' notice by either party to the other.

EXPENSES OF THE TRUST

Except as indicated above, the Trust will pay all of its expenses, including fees of the trustees not affiliated with BlackRock Advisors, Inc. and board meeting expenses; fees of BlackRock Advisors, Inc. and the Administrator; interest charges; taxes; organizational expenses; charges and expenses of the Trust's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Trust; expenses of repurchasing shares; expenses of printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; fees and expenses of the Custodian for all services to the Trust, including safekeeping Trusts and securities and maintaining required books and accounts; expenses in calculating and publishing the net asset value of the Trust's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of shareholders meetings; SEC and state blue sky registration fees; New York Stock Exchange listing fees; fees payable to the National Association of Securities Dealers, Inc. in connection with this offering; and its other business and operating expenses. The Trust will pay
offering expenses of $    ($    if the over-allotment option is exercised in
full), which will be deducted from the total proceeds of the offering. BlackRock Advisors, Inc. has agreed that it or an affiliate will pay all offering expenses of the Trust that exceed $0.02 per Share.

                      TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day to day operations. The officers are directly responsible to the Trust's Board of Trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company) are denoted by an asterisk (*). The business address of the Trust, BlackRock Advisors, Inc., and their Board members and officers is 345 Park Avenue, New York, New York 10154, unless specified otherwise below. The Trustees listed below are either trustees or directors of other closed-end funds in which BlackRock acts as investment adviser.

                                               PRINCIPAL OCCUPATION
                                               DURING THE PAST FIVE
     NAME AND ADDRESS      TITLE           YEARS AND OTHER AFFILIATIONS
     ----------------     -------          ----------------------------
 Andrew F. Brimmer        Trustee President of Brimmer & Company, Inc., a
 4400 MacArthur Blvd.,            Washington, D.C.-based economic and financial
 N.W. Suite 302                   consulting firm. Director of AirBorne
 Washington, DC 20007             Express, CarrAmerica Realty Corporation and
 Age: 71                          Borg-Warner Automotive. Formerly member of
                                  the Board of Governors of the Federal Reserve
                                  System. Formerly Director of BankAmerica
                                  Corporation (Bank of America), BellSouth
                                  Corporation, College Retirement Equities
                                  Trust (Trustee), Commodity Exchange, Inc.
                                  (Public Governor), Connecticut Mutual Life
                                  Insurance Company, E.I. du Pont de Nemours &
                                  Company, Electronic Realty Associates,
                                  Equitable Life Assurance Society of the
                                  United States, Gannett Company (publishing),
                                  MNC Financial Corporation (American Security
                                  Bank), NMC Capital Management, Navistar
                                  International Corporation (truck
                                  manufacturing) and UAL Corporation (United
                                  Airlines).
 Richard E. Cavanagh      Trustee President and Chief Executive Officer of The
 845 Third Avenue                 Conference Board, Inc., a leading global
 New York, NY 10022               business membership organization. Former
 Age: 51                          Executive Dean of the John F. Kennedy School
                                  of Government at Harvard University from
                                  1988-1995. Acting Director, Harvard Center
                                  for Business and Government (1991-1993).
                                  Formerly Partner (principal) of McKinsey &
                                  Company, Inc. (1980-1988). Former Executive
                                  Director of Federal Cash Management, White
                                  House Office of Management and Budget (1977-
                                  1979). Co-author, THE WINNING PERFORMANCE
                                  (best selling management book published in 13
                                  national editions). Trustee, Wesleyan
                                  University, Drucker Foundation and
                                  Educational Testing Services (ETS). Director,
                                  Olin Corp. (chemicals and metals), Fremont
                                  Group (investments) and The Guardian Life
                                  Insurance Company of America (insurance).
 Kent Dixon               Trustee Consultant/Investor. Former President and
 9495 Blind Pass Road             Chief Executive Officer of Empire Federal
 Unit #602                        Savings Bank of America and Banc PLUS Savings
 St. Petersburg, FL 33706         Association, former Chairman of the Board,
 Age: 60                          President and Chief Executive Officer of
                                  Northeast Savings. Former Director of ISFA
                                  (the owner of INVEST, a national securities
                                  brokerage service designed for banks and
                                  thrift institutions).

                                                PRINCIPAL OCCUPATION
                                                DURING THE PAST FIVE
      NAME AND ADDRESS        TITLE         YEARS AND OTHER AFFILIATIONS
      ----------------       -------        ----------------------------
 Frank J. Fabozzi            Trustee Consultant. Editor of THE JOURNAL OF
 858 Tower View Circle               PORTFOLIO MANAGEMENT and Adjunct Professor
 New Hope, PA 18938                  of Finance at the School of Management at
 Age: 49                             Yale University. Director, Guardian Mutual
                                     Trusts Group. Author and editor of several
                                     books on fixed income portfolio
                                     management. Visiting Professor of Finance
                                     and Accounting at the Sloan School of
                                     Management, Massachusetts Institute of
                                     Technology from 1986 to August 1992.
 Laurence D. Fink*           Trustee Chairman and Chief Executive Officer of
 Age: 45                             BlackRock Financial Management, Inc.
                                     Formerly a Managing Director of The First
                                     Boston Corporation, member of its
                                     Management Committee, co-head of its
                                     Taxable Fixed Income Division and head of
                                     its Mortgage and Real Estate Products
                                     Group (December 1980-March 1988).
                                     Currently, Chairman of the Board and
                                     Director of each of BlackRock's Trusts and
                                     Anthracite Capital, Inc. and as Director
                                     of BlackRock Trust Investors I, BlackRock
                                     Trust Investors II, BlackRock Trust
                                     Investors III, BlackRock Asset Investors
                                     and BlackRock MQE Investors Trustee of New
                                     York University Medical Center, Dwight
                                     Englewood School, National Outdoor
                                     Leadership School and Phoenix House. A
                                     Director of VIMRx Pharmaceuticals, Inc.
                                     and Innovir Laboratories, Inc.
 James Grosfeld              Trustee Consultant/Investor. Director of BlackRock
 20500 Civic Center Drive            Trust Investors I, BlackRock Trust
 Suite 3000                          Investors II, BlackRock Trust Investors
 Southfield, MI 48076                III and BlackRock Asset Investors.
 Age: 60                             Formerly Chairman of the Board and Chief
                                     Executive Officer of Pulte Corporation
                                     (homebuilding and mortgage banking and
                                     finance) from May 1974-April 1990.
 James Clayburn LaForce, Jr. Trustee Dean Emeritus of The John E. Anderson
 P.O. Box 1595                       Graduate School of Management, University
 Pauma Valley, CA 92061              of California since July 1, 1993.
 Age: 69                             Director, Eli Lilly and Company
                                     (pharmaceuticals), Imperial Credit
                                     Industries (mortgage banking), Jacobs
                                     Engineering Group, Inc., Rockwell
                                     International Corporation, Payden & Rygel
                                     Investment Trust (mutual trust), Provident
                                     Investment Counsel Trusts (investment
                                     companies), Timken Company (roller bearing
                                     and steel) and Motor Cargo Industries
                                     (transportation). Acting Dean of The
                                     School of Business, Hong Kong University
                                     of Science and Technology 1990-1993. From
                                     1978 to September 1993, Dean of The John
                                     E. Anderson Graduate School of Management,
                                     University of California.
 Walter F. Mondale           Trustee Partner, Dorsey & Whitney, a law firm
 220 South Sixth Street              (December 1996-present, September 1987-
 Minneapolis, MN 55402               August 1993). Formerly U.S. Ambassador to
 Age: 70                             Japan (1993-1996). Formerly Vice President
                                     of the United States, U.S. Senator and
                                     Attorney General of the State of
                                     Minnesota. 1984 Democratic Nominee for
                                     President of the United States.

                                                   PRINCIPAL OCCUPATION
                                                   DURING THE PAST FIVE
   NAME AND ADDRESS           TITLE            YEARS AND OTHER AFFILIATIONS
   ----------------    -------------------     ----------------------------
 Ralph L. Schlosstein* Trustee and         President of BlackRock Financial
 Age: 47               President           Management, Inc. Formerly a Managing
                                           Director of Lehman Brothers, Inc.
                                           and co-head of its Mortgage and
                                           Savings Institutional Group.
                                           Currently President of each of the
                                           closed-end funds in which BlackRock
                                           acts as investment adviser. Trustee
                                           of Denison University and New
                                           Visions for Public Education in New
                                           York City. A Director of the Pulte
                                           Corporation and a member of the
                                           Visiting Board of Overseers of the
                                           John F. Kennedy School of Government
                                           at Harvard University.
 Dennis Schaney        Vice President      Managing Director of BlackRock and
 Age: 41                                   Head of the High Yield Team. From
                                           June 1989 to February 1998, Managing
                                           Director at Merrill Lynch in the
                                           Global Fixed Income Research and
                                           Economics Department.
 Keith T. Anderson     Vice President      Managing Director of BlackRock. From
 Age: 39                                   February 1987 to April 1988, Vice
                                           President at The First Boston
                                           Corporation in the Fixed Income
                                           Research Department. Previously Vice
                                           President and Senior Portfolio
                                           Manager at Criterion Investment
                                           Management Company (now Nicholas-
                                           Applegate).
 Henry Gabbay          Treasurer           Managing Director and Chief
 Age: 50                                   Operating Officer of BlackRock. From
                                           September 1984 to February 1989,
                                           Vice President at The First Boston
                                           Corporation.
 Robert S. Kapito      Vice President      Managing Director and Vice Chairman
 Age: 41                                   of BlackRock. Formerly Vice
                                           President at The First Boston
                                           Corporation in the Mortgage Products
                                           Group (December 1985-March 1988).
 James Kong            Assistant Treasurer Managing Director of BlackRock. From
 Age: 37                                   April 1987 to April 1989, Assistant
                                           Vice President at The First Boston
                                           Corporation in the CMO/ABO
                                           Administration Department.
                                           Previously affiliated with Deloitte
                                           Haskins & Sells (now Deloitte &
                                           Touche LLP).
 Karen H. Sabath       Secretary           Managing Director of BlackRock. From
 Age: 33                                   June 1986 to July 1988, Associate at
                                           The First Boston Corporation in the
                                           Mortgage Finance Department. From
                                           August 1988 to December 1992,
                                           Associate Vice President of
                                           BlackRock Advisors, Inc.
 Richard Shea, Esq.    Vice President/Tax  Director of BlackRock. From December
 Age: 38                                   1988 to February 1993, Associate
                                           Vice President and Tax Counsel at
                                           Prudential Securities Incorporated.
                                           From August 1984 to December 1988,
                                           Senior Tax Specialist at Laventhol &
                                           Horwath.

The address of each officer of the Trust is 345 Park Avenue, New York, New York 10154.

Prior to this offering, all of the outstanding Shares of the Trust were owned by BlackRock.

No officer or employee of the Trust receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the Investment Company Act) $3,800 per annum. In addition, the Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the Investment Company
Act) $950 per Board meeting attended, and reimburses each Trustee who is not an "interested person" of the Trust (as defined in the Investment Company Act) for travel and out-of-pocket expenses.

The aggregate estimated compensation received by each current Trustee of the Trust for the fiscal year ending October 31, 1999 and the aggregate estimated compensation received by each current Trustee of the BlackRock Family of Funds for the fiscal year ending October 31, 1999 as a whole were as follows:

                          1999 ESTIMATED
                            AGGREGATE    ESTIMATED TOTAL COMPENSATION FROM THE
                           COMPENSATION         TRUST AND FUND COMPLEX
NAME OF BOARD MEMBER        FROM TRUST           PAID TO BOARD MEMBER*
--------------------      -------------- -------------------------------------
Andrew R. Brimmer........     $7,600                   $160,000
Richard E. Cavanagh......     $7,600                   $160,000
Kent Dixon...............     $7,600                   $160,000
Frank J. Fabozzi.........     $7,600                   $160,000
Laurence D. Fink.........     $    0                   $      0
James Grosfeld...........     $7,600                   $160,000
James Clayborne LaForce,
 Jr. ....................     $7,600                   $160,000
Ralph L. Schlosstein.....     $    0                   $      0
Walter F. Mondale........     $7,600                   $140,000

--------

* The BlackRock Family of Funds consists of 21 closed-end funds. Total compensation from Trust and Fund complex paid to each Board member is capped at $160,000.

                            PORTFOLIO TRANSACTIONS

BlackRock is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

BlackRock is responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to Shareholders of the Trust and not according to any formula. BlackRock's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There may be many instances when, in the judgment of BlackRock, more than one firm can offer comparable execution services. In selecting among such firms, consideration will be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

BlackRock is able to fulfill its obligations to furnish a continuous investment program to the Trust without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by BlackRock, and does not reduce BlackRock's normal research activities in rendering investment advice under the Advisory Agreement. It is possible that BlackRock's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other accounts which BlackRock manages may own from time to time the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by BlackRock in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's Board of Trustees that this advantage, when combined with the other benefits available due to BlackRock's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

Although the Advisory Agreement contains no restrictions on portfolio turnover, under normal market conditions, it is not the Trust's policy to engage in transactions with the objective of seeking profits from short term trading. The portfolio turnover rate is expected to vary from year to year. BlackRock will monitor the Trust's tax status under the Code during periods in which the Trust's annual turnover rate exceeds 100%. Higher portfolio turnover (100% or more) results in increased Trust expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Trust's ability to qualify as a "regulated investment company" under the Code may be affected.

                       DETERMINATION OF NET ASSET VALUE

The Trust's investments are valued after the close of business on the New York Stock Exchange no less frequently than Thursday of each week (except where such Thursday is not a business day, in which case the first business day immediately preceding such Thursday) and the last business day of each month, using available market quotations or at fair value. Substantially all of the Trust's fixed-income investments (excluding short term investments) are valued by one or more independent pricing services (the "Service") approved by the Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the

Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short term investments are not valued by the Service and are valued at the mean price or yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from market makers. Other investments that are not valued by the Service are valued at the last sales price for securities traded primarily on an exchange or the national securities market or otherwise at the average of the most recent bid and asked prices. Bid price is used when no ask price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by BlackRock. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued weekly and taken into account for the purpose of determining the net asset value of the Trust's Shares.

Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of the exchanges or, if no sales are reported, at the average of the quoted bid and ask prices as of the close of the exchange. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accordingly. Premiums received on call options written by the Trust will be included in the liability section of the financial statements as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written.

Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the prevailing rates of exchange or, if no such rate is quoted on such date, at the exchange rate utilized on the previous business day or at such other quoted market exchange rate as may be determined to be appropriate by BlackRock. Expenses and fees, including the Management Fee, are accrued weekly and taken into account for the purpose of determining the net asset value of the Shares.

Illiquid securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by the Service, are valued at fair value as determined in good faith by the Board of Trustees. The Board will review the method of valuation on a current basis. In making their good faith valuation of illiquid securities, the Board members generally will take the following factors into consideration: illiquid securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the illiquid securities. Illiquid securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                          DIVIDENDS AND DISTRIBUTIONS

It is the Trust's present policy, which may be changed by the Board of Trustees, to make monthly distributions of its net investment income. All net realized capital gains, if any, either will be distributed to the Trust's Shareholders at least annually or will be retained by the Trust, and subject to Trust-level associated tax liabilities thereon. As a result of the Trust's ability to invest in Zero-Coupon Securities and Pay-In-Kind Securities, the Trust expects to make distributions of net investment income in amounts greater than the total amount to cash actually received in order to satisfy certain requirements under current federal income tax law. See "Taxes." The Trust may change the foregoing distribution policy if its experience indicates, or its Board of Trustees for any reason determines, that changes are desirable. See "Taxes."

Under the Investment Company Act, the Trust is not permitted to incur indebtedness unless after such incurrence the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act, the Trust may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. While any preferred shares are outstanding, the Trust may not declare any cash dividend or other distribution on its Shares, unless at the time of such declaration, (1) all accumulated preferred stock dividends have been paid and (2) the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon). In addition to the limitations imposed by the Investment Company Act as described in this paragraph, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Trust's Shares in the event of a default on the Trust's borrowings. Any limitation on the Trust's ability to make distributions on its Shares could in certain circumstances impair the ability of the Trust to maintain its qualification for taxation as a regulated investment company. See "Other Investment Practices--Leverage" and "Taxes."

See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of Shares may be automatically reinvested in Shares of the Trust. Dividends and distributions may be taxable to Shareholders whether they are reinvested in Shares of the Trust or received in cash.

The Trust expects that it will commence paying dividends within 60 days of the date of this Prospectus.

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

                                     TAXES

The following discussion is a general summary of certain U.S. federal income tax considerations relating to the Trust and to the acquisition, ownership and disposition of Shares. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations and rulings now in effect, all of which are subject to change, possibly retroactively. This summary does not purport to discuss all the income tax consequences applicable to the Trust or to investors that may be subject to special tax rules, such as foreign investors, banks, tax-exempt organizations, insurance companies, dealers in securities or currencies, persons that will hold the Shares as part of an integrated investment (including a "straddle") comprised of Shares and one or more other positions, or persons having a "functional currency" other than the U.S. dollar. Investors considering the purchase of Shares should consult their own tax advisers regarding the application of U.S. federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local, or foreign taxing jurisdiction.

The Trust intends to qualify and to elect to be treated as a regulated investment company ("RIC") under the Code. For each taxable year that the Trust so qualifies, the Trust (but not its Shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its Shareholders.

In order to qualify for treatment as a RIC under the Code, the Trust must make an election to be so treated and must distribute to its Shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Trust must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Trust's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Trust's total assets and does not constitute more than 10% of the voting securities of such issuer; and (3) at the close of each quarter of the Trust's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

The Trust will be subject to a non-deductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Trust, and on which it pays federal income tax, will be treated as having been distributed.

The Trust may acquire zero-coupon or other securities issued with original issue discount. As the holder of such securities, the Trust must include in its gross income the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. The Trust also must include in its gross income each year any "interest" distributed in the form of additional securities on payment-in-kind securities. Because the Trust annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount and other non-cash income, to satisfy the distribution requirement imposed on RICs and to avoid imposition of the Excise Tax, the Trust may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Trust's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Trust may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The use of certain Strategic Transactions, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the character and timing of recognition of the gains and losses the Trust realizes in connection therewith. These rules also may require the Trust to recognize income or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax.

Certain constructive sale provisions in the Code generally will apply if the Trust either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (each, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Trust generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Trust enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

Income from foreign currencies, and income from transactions in options, futures and forward currency contracts derived by the Trust with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. Under section 988 of the Code, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Trust's income available for distribution. If, under the rules governing the tax treatment of foreign currency gain and losses, the Trust's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Trust may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a Shareholder's tax basis in Trust Shares will be reduced to the extent that an amount distributed to such Shareholder is treated as a return of capital.

Income received and gains realized by the Trust from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce its yield and/or total return thereon. Such taxes will not be deductible or creditable by Shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Dividends from the Trust's investment company taxable income (whether received in cash or reinvested in additional Shares) generally are taxable to its Shareholders as ordinary income to the extent of the Trust's earnings and profits. Distributions of the Trust's net capital gain ("capital gain dividends"), whether received in cash or reinvested in additional Shares, when designated as such, are taxable to Shareholders as long term capital gain, regardless of how long they have held their Trust Shares. See below for a summary of the tax rates applicable to capital gains dividends. A participant in the Automatic Dividend Reinvestment Plan will be treated as having received a distribution in the amount of the cash used to purchase Shares on his or her behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. Distributions by the Trust to its Shareholders in any year that exceed the Trust's earnings and profits generally may be applied by each Shareholder against his or her basis for the Shares and will be taxable at capital gains rates (assuming such Shares are held as a capital asset) to any Shareholder only to the extent the distributions to the Shareholder exceed the Shareholder's basis for his or her Shares. See below for a discussion of capital gains rates. The Trust will notify its Shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year.

The Internal Revenue Service has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income based on the total distributions paid to each class for such year, including distributions out of net capital gain. Consequently, if both common shares and preferred shares are outstanding, the Trust intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, distributions of net capital gain will be allocated between holders of common shares and holders of preferred shares, if any, in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law.

Dividends and other distributions declared by the Trust in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Trust and received by the Shareholders on December 31st of that year if the distributions are paid by the Trust during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

An investor should also be aware that, if Shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the Shares and will receive some portion of the purchase price back as a taxable distribution.

The Trust may elect in the future to retain net realized long term capital gains and pay corporate income tax thereon. In such event, the Trust would most likely make an election which would require each shareholder of record on the last day of the Trust's taxable year to include in income for tax purposes his proportionate share of the Trust's undistributed net realized long term capital gains. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by the Trust against his federal income tax liability and to claim a refund to the extent that the credit exceeds such liability. In addition, the shareholder would be entitled to increase the basis of his Shares for federal income tax purposes by an amount equal to the difference between (i) the amount included in such Shareholder's income as long-term capital gains and (ii) such Shareholder's proportionate share of the tax paid by the Fund.

Upon the sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Trust), a Shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis in the Shares and the amount received. Any such gain or loss will be treated as a capital gain or loss if the Shares are capital assets in the Shareholder's hands and will be long term capital gain or loss if the Shares have been held for more than one year. See below for a discussion of the tax rates applicable to capital gains. Any loss recognized on a sale or exchange of Shares that were held for six months or less will be treated as long term, rather than short term, capital loss to the extent of any capital gain dividends previously received thereon. A loss recognized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as a result of participation in the Automatic Dividend Reinvestment
Plan). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

The maximum tax rate applicable to net capital gains by individuals and other non-corporate taxpayers is the same as the maximum ordinary income tax rate for capital assets held for one year or less and 20% (10% for taxpayers in the 15% marginal tax bracket) for capital assets held for more than one year. The maximum long term capital gains rate for corporations is 35%.

The Trust is required to withhold 31% of all dividends, capital gains dividends and repurchase proceeds payable to any individual Shareholders and certain other non-corporate Shareholders who do not provide the Trust with a correct taxpayer identification number. The Trust is also required to withhold 31% of all dividends and capital gain dividends paid to such Shareholders who otherwise are subject to backup withholding.

Foreign persons, including non-resident aliens, who invest in Shares may be subject to United States withholding tax on certain distributions (whether received in cash or in Shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their United States tax advisers concerning the tax consequences to them of an investment in Shares.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Trust and its Shareholders. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Trust's Automatic Dividend Reinvestment Plan (the "Plan"), unless a Shareholder elects to receive cash, all dividend and capital gains distributions will be automatically reinvested by Boston EquiServe L.P. as agent for Shareholders in administering the Plan (the "Plan Agent") in additional Shares of the Trust. Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by Boston EquiServe L.P., as dividend disbursing agent. Plan participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Boston

EquiServe L.P., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Trust declares an ordinary income dividend or a capital gain dividend (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding Shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participant. The number of newly issued Shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the Shares are issued, provided that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per Share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares at the close of business on the last purchase date.

The Plan Agent maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Shareholders such as banks, brokers or nominees which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Trust as a result of dividends or capital gains distributions payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price plus commissions of the Trust's Shares is above the net asset value, participants in the Plan will receive Shares of the Trust at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Trust does not redeem its Shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of tax consequences of the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royal Street Canton, Massachusetts 02021.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, will act as the Trust's Custodian. The Custodian may employ sub-custodians outside the U.S. approved by the Board of Trustees in accordance with regulations under the Investment Company Act. Boston EquiServe L.P. will act as the Trust's Transfer and Dividend Disbursing Agent.

                             DESCRIPTION OF SHARES

The Trust is a newly organized unincorporated business trust under the laws of Delaware pursuant to an Agreement and Trust Agreement (the "Trust Agreement") dated August 10, 1998. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per Share. Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Trust shares are of one class and have equal rights as to dividends and liquidation. The Trust may reclassify Shares as preferred shares, with such rights and designations as the Board of Trustees shall determine. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Trust will send annual and semi-annual financial statements to all its Shareholders.

The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trust intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust has no present intention of offering additional Shares, except as described herein and under the Automatic Dividend Reinvestment Plan, as it may be amended from time to time. See "Automatic Dividend Reinvestment Plan." Other offerings of its Shares, if made, will require approval of the Trust's Board of Trustees. Any additional offering will not be sold at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Trust's outstanding Shares.

The Shares have been approved for listing on the New York Stock Exchange under the symbol "BHY."

ANTI-TAKEOVER PROVISIONS

The Trust's Agreement and Declaration of Trust (the "Trust Agreement") includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees, and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by at least two thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Shares.

In addition, the Trust Agreement requires the favorable vote of the holders of at least 75% of the outstanding Shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of Shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Trust. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash (except pursuant to the Automatic Dividend Reinvestment Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within twelve-month period); or (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 75% voting requirements described above (and the requirements relating to conversion to an open-end Trust described below), which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of Shareholders generally. Reference should be made to the Trust Agreement on file with the SEC for the full text of these provisions.

CLOSED-END TRUST STRUCTURE

The Trust has been organized as a closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, such as investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount to their net asset value.

In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interests of Shareholders, the Trust's Board of Trustees might consider open market repurchases or tender offers for Shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal or close to net asset value per Share. The Board of Trustees might also consider the conversion of the Trust to an open-end mutual fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company.

CONVERSION TO OPEN-END TRUST

The Trust may be converted to an open-end investment company at any time by an amendment to the Trust Agreement. The Trust Agreement provides that such an amendment would require the approval of two-thirds of the Trust's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment previously was approved, adopted or authorized by at least two-thirds of the total number of Trustees) and, assuming the Trust has issued preferred shares, by the affirmative vote of a majority of outstanding shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding preferred shares and any indebtedness not constituting bank loans, which could eliminate or alter the leveraged capital structure of the Trust with respect to the Shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular, the Trust would be required to maintain its portfolio such that not more than 15% of its net assets would be invested in illiquid securities, or other illiquid assets, or securities which are restricted as to resale. Such requirement could cause the Trust to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Trust to meet its investment objectives. In the event of conversion, the Shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Shares would be sold at net asset value plus a sales load.

REPURCHASE OF SHARES

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's Shares may likewise trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's Shares will be determined by such factors as relative demand for and supply of such Shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Determination of Net Asset Value." Although the Trust's Shareholders will not have the right to redeem their Shares, the Trust may take action to repurchase Shares in the open market or make tender offers for its Shares at their net asset value. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for Shares, such action will result in the Shares' trading at a price which approximates their net asset value. Although Share repurchases and tenders could have a favorable effect on the market price of the Trust's Shares, it should be recognized that the acquisition of Shares by the Trust will decrease the total assets of the Trust and, therefore, have the effect of increasing the Trust's expense ratio. Any Share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act.

                                 UNDERWRITING

The Underwriters named below (the "Underwriters"), for whom Prudential Securities Incorporated, One New York Plaza, New York, New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, 250 Vesey Street, New York, New York, PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York and Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York are acting as representatives (the "Representatives") have severally agreed, subject to the terms and conditions contained in the underwriting agreement with the Trust and BlackRock Advisors, Inc. (the "Underwriting Agreement"), to purchase from the Trust the number of Shares set forth below opposite their respective names.

                                                                        NUMBER
  UNDERWRITER                                                         OF SHARES
  -----------                                                         ---------
  Prudential Securities Incorporated.................................
  Merrill Lynch, Pierce, Fenner & Smith Incorporated.................
  PaineWebber Incorporated...........................................
  Salomon Smith Barney Inc...........................................
                                                                      ----------
  Total..............................................................  4,000,000
                                                                      ==========

The Trust is obligated to sell, and the Underwriters are obligated to purchase, all of the Shares offered hereby, if any are purchased. The Participating Institutions consist of the Underwriters named above and any broker-dealer or financial institution that has signed the Soliciting Dealer Agreement.

BlackRock Advisors, Inc. (or an affiliate) has agreed to pay to the Underwriters compensation in the gross amount of $0.675 per Share (4.5% of the
Subscription Price per Share) or an aggregate amount of $    ($    assuming
full exercise of the over-allotment option) for all Shares covered by this Prospectus. Such payment will be the legal obligation of BlackRock (or an affiliate) and made out of its own assets and will not in any way represent an obligation of the Trust or its Shareholders. The Trust will pay offering
expenses of $    ($    if the Underwriters' over-allotment option is exercised
in full), which will be deducted from the total proceeds of the offering. BlackRock Advisors, Inc. has agreed that it or an affiliate will pay all offering expenses of the Trust that exceed $0.02 per Share. The Underwriters, through the Representatives, have advised the Trust that the Underwriters propose to offer the Shares set forth above at the Subscription Price set forth on the cover page of this Prospectus, that the Underwriters may allow a
concession of $    per Share to certain dealers and that such dealers may
reallow a concession of up to $    per Share to certain other dealers. After
the initial public offering, the Subscription Price and the concessions may be changed by the Representatives.

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus to purchase up to an additional 600,000 Shares at the Subscription Price set forth on the cover page of this Prospectus. Such option may be exercised at any time or from time to time during such 45-day period, but no more than three times. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Shares offered hereby. To the extent such option to purchase is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional Shares as the number set forth next to such Underwriter's name in
the preceding table bears to    .

The Trust and BlackRock Advisors, Inc. have each agreed to indemnify the several Underwriters and any other Participating Institutions or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.

The Representatives have informed the Trust that the Underwriters do not intend to confirm sales to any accounts over which they exercise discretionary authority.

In order to meet the requirements for listing the Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100 Shares (or $1,500).

Prior to this offering there has been no public market for the Shares or any other securities of the Trust. Prior to completion of this offering, BlackRock Advisors, Inc. will control the Trust.

In the ordinary course of their businesses, Prudential Securities
Incorporated, some of the other Underwriters and their respective affiliates have in the past engaged, and in the future may engage, in investment banking and financial transactions with the Trust, BlackRock and their affiliates.

In connection with the Offering, certain Underwriters and Participating Institutions and their respective affiliates may engage in transactions that stabilize, maintain or otherwise affect the market price of the Shares. Such transactions may include stabilization transactions effected in accordance with Rule 104 of Regulation M, pursuant to which such persons may bid for or purchase Shares for the purpose of stabilizing its market price. The Underwriters may also create a short position for the account of the Underwriters by selling more Shares in connection with the Offering than they are committed to purchase from the Trust, and in such case may purchase Shares in the open market following the completion of the Offering to cover all or a portion of such short position. The Underwriters may also cover all or a portion of such short position, up to 600,000 Shares, by exercising the Underwriters' over-allotment option referred to previously. In addition, the Representatives, on behalf of the Underwriters, may impose "penalty bids" under contractual arrangement with the Underwriters whereby they may reclaim from an Underwriter or any other Participating Institution for the account of the other Underwriters the concession with respect to Shares that are distributed in the Offering but subsequently purchased by the Representatives for the account of the Underwriters in the open market. Any of the transactions described in this paragraph may result in the maintenance of the price of the Shares at a level above that which might otherwise prevail in the open market. None of the transactions described in this paragraph is required and, if they are undertaken, they may be discontinued at any time.

                            ADDITIONAL INFORMATION

Statements contained in this Prospectus as to the content of any contract or other document are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference and the exhibits and schedules thereto. The Trust's Registration Statement and such exhibits and schedules may be obtained from the SEC at its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the SEC. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Trust, that file electronically with the SEC. The Trust's Shares have been approved for listing on the NYSE under the symbol "BHY," subject to official notice of issuance and, as such, similar information concerning the Trust will be available for inspection and copy at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

The Trust intends to furnish its shareholders with annual reports containing audited financial statements and a report thereon by independent certified public accountants.

                                LEGAL OPINIONS

Certain legal matters in connection with the Shares offered hereby will be passed upon for the Trust and its affiliated entities by Skadden, Arps, Slate, Meagher & Flom LLP, and for the Underwriters by Cleary, Gottlieb, Steen & Hamilton.

                                    EXPERTS

The statement of assets and liabilities of the Trust included in this Prospectus has been so included in reliance upon the report of Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and is included in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholder of The BlackRock High Yield Trust:

We have audited the accompanying statement of assets and liabilities of The BlackRock High Yield Trust (the "Trust") as of December , 1998. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Trust as of December , 1998, in conformity with generally accepted accounting principles.

New York, New York
December  , 1998

                      STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
Cash.................................................................. $
Deferred Organizational Expenses (Note 3).............................
                                                                       --------
  Total Assets........................................................
                                                                       ========
LIABILITIES:
Organization Expenses Payable.........................................
                                                                       --------
Commitments and Contingencies (Notes 2 and 3)
  Net Assets, equivalent to     shares of beneficial interest issued
   and outstanding, par value $.001, unlimited authorized shares...... $
                                                                       ========

NOTE 1. ORGANIZATION

The BlackRock High Yield Trust (the "Trust") was organized as a Delaware business trust on August 10, 1998 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust has had no operations other than the sale to BlackRock Advisors,
Inc. of     shares of beneficial interest for $    on December  , 1998.

NOTE 2. AGREEMENTS

The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee at an annual rate of 1.05% of the average weekly value of the Trust's Managed Assets. The Trust has also entered into an Administration Agreement with BlackRock Financial Management, Inc. and Prudential Investments Fund Management LLC, which provides for payment of a monthly fee to each of the foregoing at an annual rate of 0.05% of the average weekly value of the Trust's Managed Assets.

NOTE 3. DEFERRED ORGANIZATION COSTS

BlackRock Advisors, Inc. has advanced certain organization and start-up costs of the Trust and is to be reimbursed by the Trust. On April 3, 1998, Statement of Position 98-5 was issued. This Statement of Position requires that unamortized organization costs on the Trust's statement of assets and liabilities be written off, effective for fiscal years beginning after December 15, 1998. In accordance with Statement of Position 98-5, these organization and start-up costs will be immediately expensed.

                                  APPENDIX A

                          RATINGS OF CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS SERVICES:

AAA--Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB--Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B--Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC--Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

DESCRIPTION OF BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

                                  APPENDIX B

                       GENERAL CHARACTERISTICS AND RISKS
                           OF STRATEGIC TRANSACTIONS

In order to seek to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging and risk management strategies. The Trust will engage in such activities from time to time in BlackRock's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

The Trust may purchase and sell put and call options on securities and financial indices. A put option gives the purchaser of the option the right to sell and the seller the obligation to buy the underlying security at the exercise price during the option period. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security would be designed to protect the Trust's holdings in a security against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. All put and call options written by the Trust will be covered.

The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long term credit ratings, and with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FORWARD CURRENCY CONTRACTS

The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if BlackRock anticipates that there will be a correlation between the two currencies.

The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Characteristics. The Trust may purchase and sell futures contracts and purchase put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or other market movements and future risk management. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures Contracts and Options on Futures Contracts. The Trust's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC and will be entered into only for bona fide hedging purposes or other appropriate risk management and duration management or other appropriate portfolio strategies. In addition, the Trust may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Trust's portfolio securities.

The Trust will not engage in transactions in futures contracts or options thereon for speculative purposes but only for hedging or to manage against changes resulting from market conditions in the values of securities in its portfolio. In addition, the Trust will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's total assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. BlackRock reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.

Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, and options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements established by either the CFTC or the Commission, with the result that, if the Trust does not hold the instrument underlying the futures contract or option, the Trust will be required to segregate on an ongoing basis with its custodian, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Trust maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so.

Strategic Transactions present certain risks. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Trust's positions. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction in certain of these instruments without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured. Finally, the daily variation margin deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Trust. Losses due to Strategic Transactions will reduce net asset value.

The Trust's investments in Strategic Transactions may be limited or affected by certain provisions of the Code.

                                  APPENDIX C

                  DESCRIPTION OF MORTGAGE-RELATED SECURITIES

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Government-Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Private Entity Securities. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Trust or the price of the Trust's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs,
(c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Trust also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. The Trust also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the

Trust may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Real Estate Investment Trusts. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

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INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS.
NEITHER THE TRUST, BLACKROCK ADVISORS, INC. NOR ANY OF THE UNDERWRITERS HAVE AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH DIFFERENT INFORMATION. NO OFFER TO SELL SECURITIES IS BEING MADE IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. INVESTORS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY OTHER DATE THAN THE DATE OF THIS PROSPECTUS.

                                ---------------

                                  PROSPECTUS

                                ---------------

UNTIL      , ALL DEALERS EFFECTING TRANSACTIONS IN THESE SECURITIES, WHETHER
OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                             December  , 1998

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                             4,000,000 Shares

                              THE BLACKROCK

                             HIGH YIELD TRUST


                              [LOGO OF BLACKROCK]


                      PRUDENTIAL SECURITIES INCORPORATED

                              MERRILL LYNCH & CO.

                           PAINEWEBBER INCORPORATED

                             SALOMON SMITH BARNEY


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

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)FINANCIAL STATEMENTS

*Part A--Report of Independent Accountants.
Statement of Assets and Liabilities.

Part B--None.

(2)EXHIBITS:

 (a)**    Agreement and Declaration of Trust
 (b)**    By-Laws
 (c)      Inapplicable
 (d)*     Form of Specimen Certificate
 (e)*     Form of Dividend Reinvestment Plan
 (f)      Inapplicable
 (g)*     Form of Investment Management and Administration Agreement
 (h)*     Form of Underwriting Agreement
 (i)      Inapplicable
 (j)*     Form of Custodian Agreement
 (k)      Inapplicable
 (l)(i)*  Opinion and Consent of Counsel to the Trust
 (l)(ii)* Tax Opinion of Counsel to the Trust (Consent contained in Exhibit (l)(i))
 (m)      Inapplicable
 (n)*     Consent of Independent Public Accountants
 (o)      Inapplicable
 (p)*     Initial Subscription Agreement
 (q)      Inapplicable
 (r)*     Financial Data Schedule

--------
*To be Filed by Amendment.
**Previously Filed.

ITEM 25. MARKETING ARRANGEMENTS

  Reference is made to the Form of Underwriting Agreement for Registrant's shares of beneficial interest to be filed by amendment to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

  The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


      Registration fees................................................... $ 19,182
      New York Stock Exchange listing fee.................................        *
      Printing (other than certificates)..................................        *
      Engraving and printing certificates.................................        *
      Fees and expenses of qualification under state securities laws
       (excluding fees of counsel)........................................        *
      Accounting fees and expenses........................................        *
      Legal fees and expenses.............................................        *
      NASD fee............................................................    7,400
      Miscellaneous.......................................................        *
          Total........................................................... $      *

--------
* To be furnished by amendment.

ITEM 27. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Prior to August 10, 1998 the Trust had no existence. As of the effective
date, the Trust will have entered into a Subscription Agreement for [   ]
shares with [   ] and an Underwriting Agreement with respect to [   ] shares
with the Underwriters.

ITEM 28. NUMBER OF HOLDERS OF SHARES

                                                                    NUMBER OF
      TITLE OF CLASS                                              RECORD HOLDERS
      --------------                                              --------------
      Shares of Beneficial Interest..............................        0

ITEM 29. INDEMNIFICATION

Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

  Section 5.1. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence (negligence in the case of those Trustees or officers who are directors, officers or employees of the Trust's investment advisor ("Affiliated Indemnitees")) or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

  Section 5.2. a. The Trust hereby agrees to indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

  b. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

  c. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met:
(1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

  d. The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

  e. Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify other Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Trustees.

  Insofar as indemnification for liabilities arising under the Act, may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Not Applicable

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

  The Trust's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 345 Park Avenue, New York, New York 10154 and at the offices of State Street Bank and Trust, the Registrant's Custodian and Boston EquiServ, the Registrant's Transfer Agent and Dividend Disbursing Agent.

ITEM 32. MANAGEMENT SERVICES

Not Applicable

ITEM 33. UNDERTAKINGS

  (a) The Registrant hereby undertakes to suspend offering of its units until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

  (b) The Registrant hereby undertakes that (i) for the purpose of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 23RD DAY OF NOVEMBER, 1998.

                                                 /s/ Ralph L. Schlosstein
                                          _____________________________________
                                              RALPH L. SCHLOSSTEIN PRESIDENT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES ON THE 23RD DAY OF NOVEMBER 1998.


                NAME                           TITLE

        /s/ Andrew F. Brimmer                 Trustee
-------------------------------------
          ANDREW F. BRIMMER

       /s/ Richard E. Cavanagh                Trustee
-------------------------------------
         RICHARD E. CAVANAGH

           /s/ Kent Dixon                     Trustee
-------------------------------------
             KENT DIXON

        /s/ Frank J. Fabozzi                  Trustee
-------------------------------------
          FRANK J. FABOZZI

        /s/ Laurence D. Fink                  Trustee
-------------------------------------
          LAURENCE D. FINK

         /s/ James Grosfeld                   Trustee
-------------------------------------
           JAMES GROSFELD

   /s/ James Clayburn LaForce, Jr.            Trustee
-------------------------------------
     JAMES CLAYBURN LAFORCE, JR.

        /s/ Walter F. Mondale                 Trustee
-------------------------------------
          WALTER F. MONDALE

      /s/ Ralph L. Schlosstein                Trustee and
-------------------------------------          President (Chief
        RALPH L. SCHLOSSTEIN                   Executive Officer)

          /s/ Henry Gabbay                    Treasurer (Principal
-------------------------------------          Financial and
            HENRY GABBAY                       Accounting Officer)


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